Exhibit 4.3.2

AMENDED AND RESTATED DECLARATION OF TRUST

among

SunTrust Banks, Inc.,

as Sponsor,

U.S. Bank National Association,

as Property Trustee,

U.S. Bank Trust National Association,

as Delaware Trustee,

the Administrative Trustees (as named herein),

and the several Holders of the Trust Securities

Dated as of October •, 2006

of

SunTrust Preferred Capital I

SunTrust Banks, Inc.

Certain Sections of this Declaration of Trust relating to Section 310 through 318, inclusive, of the

Trust Indenture Act of 1939:

Trust Indenture Act Section	Declaration of Trust Section
§ 310(a)(1)	8.7
(a)(2)	8.7
(a)(3)	8.9
(a)(4)	2.7(a)(ii)
(b)	8.8
(c)	Not applicable
§ 311(a)	8.13
(b)	8.13
§ 312(a)	5.7
(b)	5.7
(c)	5.7
§ 313(a)	8.15(a), 8.15(b)
(b)	8.15(b)
(c)	12.8
(d)	8.15(c)
§ 314(a)	8.16
(b)	Not applicable
(c)(1)	8.17
(c)(2)	8.17
(c)(3)	Not applicable
(d)	Not applicable
(e)	1.1, 8.17
§ 315(a)	8.1(a), 8.3(a)
(b)	8.2, 12.8
(c)	8.1(d)
(d)	8.1(e), 8.3
(e)	Not applicable
§ 316(a)	Not applicable
(a)(1)(A)	Not applicable
(a)(1)(B)	5.16(e)
(a)(2)	Not applicable
(b)	5.16
(c)	6.8
§ 317(a)(1)	Not applicable
(a)(2)	8.14
(b)	5.9
§ 318(a)	12.10
(b)	12.10

Note:	This reconciliation and tie shall not, for any purpose be deemed to be part of the Declaration of Trust.

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TABLE OF CONTENTS

		Page
	ARTICLE I

	Defined Terms

Section 1.1	Definitions	1

	ARTICLE II

Continuation of the Trust; Issuance of Trust Preferred Securities; and Related Matters

Section 2.1	Name	17
Section 2.2	Office of the Delaware Trustee; Principal Place of Business	18
Section 2.3	Initial Contribution of Trust Property; Organizational Expenses	18
Section 2.4	Issuance of the Trust Preferred Securities	18
Section 2.5	Issuance of the Common Securities; Subscription and Purchase of Notes	19
Section 2.6	Declaration of Trust	19
Section 2.7	Authorization to Enter into Certain Transactions	19
Section 2.8	Assets of Issuer Trust	23
Section 2.9	Title to Trust Property	23

	ARTICLE III

	Payment Account

Section 3.1	Payment Account	24

	ARTICLE IV

	Distributions; Redemption, Etc

Section 4.1	Distributions	24
Section 4.2	Redemption	26
Section 4.3	Subordination of Common Securities	29
Section 4.4	Payment Procedures	31
Section 4.5	Tax Returns and Reports	31
Section 4.6	Payment of Expenses of the Issuer Trust	31
Section 4.7	Payments under Indenture or Pursuant to Direct Actions	31
Section 4.8	Combination of Stripped PPS and Normal PPS after Stock Purchase Date	32

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EXHIBITS:

Exhibit A – Certificate of Trust

Exhibit B – Form of Capital PPS Certificate

Exhibit C – Form of Common Securities Certificate

Exhibit D – Form of Normal PPS Certificate

Exhibit E – Form of Stripped PPS Certificate

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AMENDED AND RESTATED DECLARATION OF TRUST, dated as of October •, 2006, among (i) SUNTRUST BANKS, INC., a Georgia corporation (including any successors or assigns, the “Sponsor”), (ii) U.S. BANK NATIONAL ASSOCIATION, as property trustee (in such capacity, the “Property Trustee”); (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, the “Delaware Trustee”, (iv) Raymond D. Fortin, an individual, and Jerome T. Lienhard, II, an individual and Kenneth R. Houghton, an individual, each of whose address is c/o SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308 (each, an “Administrative Trustee,” and collectively, the “Administrative Trustees”) (the Property Trustee, the Delaware Trustee, and the Administrative Trustees being referred to collectively as the “Issuer Trustees”), and (iv) the several Holders, as hereinafter defined.

RECITAL OF THE SPONSOR

The Issuer Trustees have heretofore duly declared and established a statutory trust (the “Issuer Trust”), pursuant to the Delaware Statutory Trust Act (as hereinafter defined) by entering into that certain Declaration of Trust, dated October 16, 2006 (the “Original Declaration of Trust”), and by the execution and filing with the Secretary of State of the State of Delaware the Certificate of Trust, filed on October 16, 2006, attached as Exhibit A (the “Certificate of Trust”).

The Sponsor and the Issuer Trustees desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Issuer Trust to the Sponsor, (ii) the issuance of Normal PPS by the Issuer Trust and their issuance and sale pursuant to the Underwriting Agreement, (iii) the issuance of Stripped PPS and Capital PPS in Exchange for Normal PPS as provided in Section 5.13, (iv) the acquisition by the Issuer Trust from the Sponsor of all of the right, title and interest in and to the Notes, and (v) the entering into by the Issuer Trust with the Sponsor of the Stock Purchase Contract Agreement and, pursuant to the Stock Purchase Contracts evidenced by that Agreement, the purchase by the Issuer Trust of shares of Preferred Stock on the Stock Purchase Date.

NOW, THEREFORE, this Declaration of Trust witnesseth: For and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions.

For all purposes of this Declaration of Trust, except as otherwise expressly provided or unless the context otherwise requires:

(i) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

(ii) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

DECLARATION OF TRUST

(iii) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles that are generally accepted in the United States at the date or time of such computation; provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Sponsor.

(iv) The words “hereby”, “hereof” and “hereunder” and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article, Section or other subdivision.

“Act” has the meaning specified in Section 6.9.

“Actual/360 Basis” means, for purposes of calculating the rate of Distributions, such rate calculated on the basis of a 360-day year and the number of days actually elapsed.

“Additional Amount” means, with respect to Normal PPS and Capital PPS of a given Liquidation Amount and/or a given period, the amount of Additional Interest paid by the Sponsor on a Like Amount of Notes for such period.

“Additional Distribution Date” means each March 15, June 15, September 15 and December 15 commencing on the later of the first such date on which Stripped PPS are Outstanding and March 15, 2007 (or, if any such day is not a Business Day, the next succeeding Business Day).

“Additional Interest” has the meaning specified in the Base Indenture.

“Administrative Trustee” means each of the individuals identified as an “Administrative Trustee” in the preamble to this Declaration of Trust solely in such individual’s capacity as Administrative Trustee of the Issuer Trust and not in such individual’s individual capacity, or such Administrative Trustee’s successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Affected Class(es)” means, (i) if a proposed action or inaction or Event of Default or other relevant circumstance relates solely and specifically to Trust Property, each Class for which such Trust Property is a Corresponding Asset, (ii) if a proposed action or inaction or Event of Default or other relevant circumstance does not relate specifically and solely to Trust Property, then each Class that could reasonably be expected to be affected by the action proposed or inaction or Event of Default, and (iii) for purposes of Section 5.16 at any time, the Classes of Trust Preferred Securities for which Notes at such time are Corresponding Assets (that is, (A) for purposes of Sections 5.16(b) and 5.16(c), until the Remarketing Settlement Date the Normal PPS and the Capital PPS and, thereafter, the Capital PPS, (B) for purposes of Section 5.16(d), the Normal PPS and the Stripped PPS, and (C) for purposes of Section 5.16(e), (I) if the Event of Default is of the type referred to in clause (a) of the definition of that term, the Normal PPS and the Capital PPS until the Remarketing Settlement Date and the Capital PPS thereafter, (II) if the Event of Default is of the type described in paragraph (b) of the definition of that term, the Normal PPS and Stripped PPS, (III) if the Event of Default is of the type described in clause (d) of the definition of that term, the Classes of Trust Preferred Securities that were to have been redeemed, and (IV) if the Event of Default is of the type described in any of clause (c), (e) or (f) of the definition of that term, each Class of Trust Preferred Securities then outstanding).

DECLARATION OF TRUST

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Agreement” has the meaning specified in Section 5.4.

“Articles of Amendment” means the “Articles of Amendment for Perpetual Preferred Stock, Series B of SunTrust Banks, Inc.”, dated October •, 2006, fixing the designations, voting powers, preferences and relative, participating and other special rights, and qualifications, limitations and restrictions thereof of the shares of the Preferred Stock as a new series of the Sponsor’s preferred stock.

“Authorized Officer” of any Person means any officer of such Person or any Person authorized by or pursuant to a resolution of the Board of Directors of such Person.

“Bankruptcy Event” means, with respect to any Person:

(a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

(b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

“Bankruptcy Laws” has the meaning specified in Section 12.9.

“Base Indenture” means the Junior Subordinated Indenture, dated as of October •, 2006, between the Sponsor and U.S. Bank National Association, as amended or supplemented from time to time.

“Board of Directors” means either the board of directors of any Person or any committee of that board of directors duly authorized to act.

“Book-Entry Transfer” means:

DECLARATION OF TRUST

(a) as to Trust Preferred Securities represented by Book-Entry Trust Preferred Securities Certificates and as to Notes represented by global certificates that settle and clear through a Clearing Agency’s system, transfer or delivery in accordance with the rules and procedures of the applicable Clearing Agency (including, in the case of DTC if it is the Clearing Agency, book-entry deliveries through DTC’s Deposit/Withdrawal at Custodian DWAC system); and

(b) as to treasury securities (including Qualifying Treasury Securities), transfer or delivery in accordance with the regulations of the United States Department of the Treasury governing book-entry treasury securities, including those currently at 12 C.F.R. Part 357.

“Book-Entry Trust Preferred Securities” means Trust Preferred Securities the ownership and transfers of which shall be made through book entries by a Clearing Agency as provided in Section 5.11.

“Book-Entry Trust Preferred Securities Certificate” means a Trust Preferred Securities Certificate evidencing ownership of Book-Entry Trust Preferred Securities.

“Business Day” means any day other than a Saturday, Sunday, or any other day on which banking institutions and trust companies in New York, New York, Atlanta, Georgia or Wilmington, Delaware are permitted or required by any applicable law to close.

“Capital PPS” means a beneficial interest in the Issuer Trust, having a Liquidation Amount of $1,000 per Capital PPS and having the rights provided for Capital PPS in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Capital PPS Certificate” means a certificate evidencing ownership of Capital PPS, substantially in the form attached as Exhibit B.

“Capital PPS Distribution Date” means (i) each June 15 and December 15, commencing on the later of the first such date on which Capital PPS are Outstanding and June 15, 2007, continuing through and including the last such date to occur prior to the Remarketing Date for a Successful Remarketing, and (ii) thereafter for so long as Capital PPS remain outstanding, each day that is an interest payment date for the Notes.

“Capital PPS Distribution Rate” means (i) from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing, •% per annum (calculated on a 30/360 Basis), and (ii) thereafter, the rate per annum, whether a fixed rate or a rate determined pursuant to a formula, determined pursuant to the Remarketing Agreement in connection with the Remarketing (it being understood and agreed that, if there is not a Successful Remarketing of the Notes, the Capital PPS Distribution Rate pursuant to clause (i) shall remain in effect for so long as Capital PPS are outstanding).

“Capital PPS Redemption Date” means, with respect to any Capital PPS to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided that (i) each Note Redemption Date shall be a Capital PPS Redemption Date for a Like Amount of Capital PPS and (ii) if a Successful Remarketing occurs, the first Business Day after the Stock Purchase Date shall be a Capital PPS Redemption Date for a redemption in kind pursuant to Section 4.2(c).

DECLARATION OF TRUST

“Capital PPS Redemption Price” means, with respect to a redemption of Capital PPS for a Redemption Price payable in cash pursuant to Section 4.2(a) and the related Capital PPS Redemption Date, the redemption price for a Like Amount of Notes redeemed on such date in accordance with the Indenture.

“Certificate” means a Capital PPS Certificate, a Normal PPS Certificate, a Stripped PPS Certificate or a Common Securities Certificate.

“Certificate Custodian” means, with respect to the Trust Preferred Securities of a Class, the Securities Registrar, as custodian with respect to the Book-Entry Trust Preferred Securities Certificates representing the Trust Preferred Securities of such Class, or any successor entity thereto.

“Certificate Depositary Agreement” means the agreement among the Issuer Trust, the Paying Agent and DTC, as the initial Clearing Agency, dated as of the Closing Date.

“Certificate of Trust” has the meaning specified in the recitals hereof, as amended from time to time.

“Charter Amendment” means an amendment to the Articles of Incorporation of the Sponsor authorizing it to issue preferred stock with cumulative, non-cumulative or partially cumulative dividends.

“Class” means each of the Normal PPS, the Stripped PPS, the Capital PPS and the Common Securities, each as a class of beneficial interests in the Issuer Trust.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. DTC will be the initial Clearing Agency.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means the Time of Delivery, which date is also the date of execution and delivery of this Declaration of Trust.

“Collateral Account” has the meaning specified in the Collateral Agreement.

“Collateral Agent” means The Bank of New York Trust Company, N.A., as Collateral Agent under the Collateral Agreement until a successor Collateral Agent shall have been appointed and qualified pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Collateral Agent” shall mean the Person who is then the Collateral Agent thereunder.

“Collateral Agreement” means the Collateral Agreement, dated as of the date hereof, among the Sponsor, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Issuer Trust (acting through the Property Trustee) and the Securities Registrar for the PPS, as amended from time to time.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

DECLARATION OF TRUST

“Common Securities Certificate” means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

“Common Securities Subscription Agreement” means the subscription agreement executed and delivered by the Sponsor and the Issuer Trust contemporaneously with the execution and delivery of this Declaration of Trust, pursuant to which the Sponsor will agree to buy and the Issuer Trust will agree to sell the Common Securities.

“Common Security” means a beneficial interest in the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Contingent Disposition Election” has the meaning specified in Section 5.14(a)(ii).

“Contingent Exchange Election” has the meaning specified in Section 5.14(a)(i).

“Contract Payments” has the meaning specified in the Stock Purchase Contract Agreement.

“Corresponding Assets” means, with respect to each $1,000 Liquidation Amount of Trust Securities:

(a) in the case of Normal PPS and Common Securities, (i) from the Time of Delivery to but not including the Remarketing Settlement Date for a Successful Remarketing, $1,000 principal amount of Pledged Notes and a 1/100th interest in a Stock Purchase Contract, (ii) from and including the Remarketing Settlement Date for a Successful Remarketing to but not including the Stock Purchase Date, the SunTrust Bank Deposit made with the net proceeds of each $1,000 principal amount of Pledged Notes sold in such Successful Remarketing on such Remarketing Settlement Date and a 1/100th interest in a Stock Purchase Contract, and (iii) from and including the Stock Purchase Date and thereafter for so long as Normal PPS are outstanding, 1/100th of a share of Preferred Stock;

(b) in the case of Stripped PPS, (i) from the date of issuance for each Stripped PPS to but not including the Stock Purchase Date, $1,000 principal amount of Pledged Treasury Securities and a 1/100th interest in a Stock Purchase Contract, and (ii) from and including the Stock Purchase Date and thereafter for so long as Stripped PPS are outstanding, 1/100th of a share of Preferred Stock, subject to Section 4.8; and

(c) in the case of Capital PPS, from the date of issuance for each Capital PPS, $1,000 principal amount of Notes, subject to Section 5.14.

“Corporate Trust Office” means (i) when used with respect to the Property Trustee, the office of the Property Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, Attn: Corporate Trust Department, and (ii) when used with respect to the Note Trustee, the principal office of the Note Trustee located at U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, Attn: Corporate Trust Department.

“Custodial Agent” means The Bank of New York Trust Company, N.A., as Custodial Agent under the Collateral Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Custodial Agent” shall mean the Person who is then the Custodial Agent thereunder.

DECLARATION OF TRUST

“Custody Account” has the meaning specified in the Collateral Agreement.

“Declaration of Trust” means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Declaration of Trust and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration of Trust and any such modification, amendment or supplement, respectively.

“Deferred Contract Payment Amount” means, at any time for each $100,000 stated amount of Stock Purchase Contracts, the amount of the Contract Payments accrued on such stated amount that has been deferred and not paid by reason of the Sponsor’s exercise of its right to defer payment of Contract Payments pursuant to Section 2.7 of the Stock Purchase Contract Agreement, together with interest accrued on such amount in accordance with the terms of the Stock Purchase Contract Agreement.

“Deferred Note Interest Amount” means, at any time for each $1,000 principal amount of Notes, the amount of interest accrued on such principal amount that has been deferred and not paid by reason of the Sponsor’s exercise of its right to defer payment of interest pursuant to Section 3.11 of the Base Indenture or Section 2.5 of the Indenture Supplement, together with interest accrued on such amount in accordance with the terms of the Indenture.

“Definitive Trust Preferred Securities Certificates” means either or both (as the context requires) of (i) Trust Preferred Securities Certificates issued as Book-Entry Trust Preferred Securities Certificates as provided in Section 5.11, and (ii) Trust Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.15.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq., as it may be amended from time to time.

“Delaware Trustee” means the Person identified as the “Delaware Trustee” in the preamble to this Declaration of Trust, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

“Direct Action” has the meaning specified in Section 5.16(c) and Section 5.16(d).

“Distribution Date” means an Additional Distribution Date, a Capital PPS Distribution Date or a Regular Distribution Date.

“Distribution Period” means:

(i) with respect to Normal PPS, Stripped PPS and Common Securities, each period of time beginning on a Regular Distribution Date (or the Closing Date in the case of the Distribution Period ending in June 2007) and continuing to but not including the next succeeding Regular Distribution Date for such Class; and

DECLARATION OF TRUST

(ii) with respect to Capital PPS, each period of time beginning on a Capital PPS Distribution Date (or the Closing Date in the case of the Distribution Period ending in June 2007) and continuing to but not including the next succeeding Capital PPS Distribution Date.

“Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.1.

“Dividend Payment Date” has the meaning specified in the Articles of Amendment.

“DTC” means The Depository Trust Company.

“Early Dissolution Event” has the meaning specified in Section 9.2.

“Early Settlement Event” has the meaning specified in the Indenture Supplement.

“Event of Default” means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the occurrence of a Note Event of Default; or

(b) the occurrence of a Preferred Stock Default; or

(c) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

(d) default by the Issuer Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

(e) default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in this Declaration of Trust (other than those specified in clause (c) or (d) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Trustees and to the Sponsor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Trust Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(f) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

“Excess Proceeds Distribution” means the distribution that each Holder of Stripped PPS shall receive on each Additional Distribution Date on a pro rata basis from the Issuer Trust of the amount by which the proceeds of the Qualifying Treasury Securities pledged by the Issuer Trust in respect of Stock Purchase Contracts maturing at least one business day prior to such date exceed the amount required to purchase replacement Qualifying Treasury Securities.

“Exchange” has the meaning specified in Section 5.13(a).

DECLARATION OF TRUST

“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

“Exchange Period” means the Collateral Agent’s and the Securities Registrar’s normal business hours on any Business Day other than (i) any day in March, June, September or December that is on or after the first day of such month through the 15th day of such month (or the next Business Day if the 15th day is not a Business Day) and (ii) the period from 3:00 P.M., New York City time, on the second Business Day before the first day of any Remarketing Period to but not including the Business Day after the last day of that Remarketing Period.

“Failed Remarketing” has the meaning specified in the Indenture Supplement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Declaration of Trust the Federal Reserve is not existing and performing the duties now assigned to it, then the bodies performing such duties at such time, or the Federal Reserve Bank of Atlanta, or any successor Federal reserve bank having primary jurisdiction over the Sponsor.

“Final Remarketing” has the meaning specified in the Indenture Supplement.

“Guarantee Agreement” means the Guarantee Agreement executed and delivered by the Sponsor and U.S. Bank National Association, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the holders of the Trust Preferred Securities, as amended from time to time.

“Holder” means, with respect to a Trust Security, the Person in whose name the Trust Security evidenced by a Certificate is registered in the Security Register (and any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Statutory Trust Act); provided, however, that solely for the purpose of determining whether the Holders of the requisite number of PPS have voted on any matter (and not for any other purpose hereunder), if the PPS remains in the form of one or more Book-Entry Trust Preferred Securities Certificates and if the Clearing Agency (or its nominee) that is the registered holder of such Book-Entry Trust Preferred Securities Certificate has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the PPS are credited on the record date, the term “Holder” shall mean such Clearing Agency Participant acting at the direction of the Owners.

“Indemnified Person” has the meaning specified in Section 8.6(c).

“Indenture” means the Base Indenture and the Indenture Supplement, taken together.

“Indenture Supplement” means the Supplemental Indenture to the Base Indenture, dated as of October •, 2006, between the Sponsor and the Note Trustee, as amended or supplemented from time to time.

“Investment Company Act” means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

“Issuer Trust” means the Delaware statutory trust known as “SunTrust Preferred Capital I”, which was created under the Delaware Statutory Trust Act pursuant to the Original Declaration of Trust and the filing of the Certificate of Trust, and continued pursuant to this Declaration of Trust.

DECLARATION OF TRUST

“Issuer Trustees” means, collectively, the Property Trustee, the Delaware Trustee, and the Administrative Trustees.

“Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Like Amount” means:

(a) with respect to a distribution of Notes to Holders of Normal PPS, Capital PPS or Common Securities in connection with a dissolution or liquidation of the Issuer Trust or a redemption in kind of Capital PPS pursuant to Section 4.2(c), Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed;

(b) with respect to a distribution of Pledged Treasury Securities to Holders of Stripped PPS in connection with a dissolution or liquidation of the Issuer Trust, Pledged Treasury Securities having a principal amount equal to the Liquidation Amount of the Stripped PPS to whom such Pledged Treasury Securities are distributed;

(c) with respect to a distribution of Preferred Stock or fractional interests in Preferred Stock to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Preferred Stock or a fractional interest in a share of Preferred Stock (which may be effected by the Issuer Trust through the creation of depositary shares) having a liquidation preference equal to the Liquidation Amount of the Trust Securities of the Holder to whom such shares of Preferred Stock or a fractional interest in a share of Preferred Stock (including through a depositary share) are distributed;

(d) with respect to any distribution of Additional Amounts to Holders of Normal PPS, Capital PPS or Common Securities, Notes having a principal amount equal to the Liquidation Amount of the Normal PPS, Capital PPS or Common Securities in respect of which such distribution is made;

(e) with respect to a redemption of Preferred Stock, 1/100th of a share of Preferred Stock for each Normal PPS or Common Security;

(f) with respect to an Exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS pursuant to Section 5.13(b), a number of Stripped PPS and a number of Capital PPS in each case equal to the number of Normal PPS included in such Exchange (e.g., if 1,000 Normal PPS are being Exchanged, the Holder will receive 1,000 Stripped PPS and 1,000 Capital PPS in accordance with and subject to Section 5.13);

(g) with respect to an Exchange of Stripped PPS and Capital PPS for Normal PPS and Qualifying Treasury Securities, a number of Normal PPS equal to the number of Stripped PPS and the number of Capital PPS being Exchanged (e.g., if 1,000 Stripped PPS and 1,000 Capital PPS are being Exchanged, the Holder will receive upon the Exchange 1,000 Normal PPS together with $1,000,000 principal amount of Qualifying Treasury Securities released from the Pledge, in accordance with and subject to Section 5.13(e));

DECLARATION OF TRUST

(h) with respect to Notes (including Pledged Notes as applicable) being deposited or delivered in connection with an Exchange, Notes having a principal amount equal to $1,000 for each Normal PPS involved in the Exchange;

(i) with respect to Section 5.16(c), $1,000 principal amount of Notes for each $1,000 Liquidation Amount of Trust Preferred Securities of each Affected Class; and

(j) with respect to Section 5.16(d), 1/100th of a Stock Purchase Contract with a stated amount of $100,000 for each $1,000 Liquidation Amount of Trust Preferred Securities of the Affected Classes.

“Liquidation Amount” means the stated amount of $1,000 per Trust Security.

“Liquidation Date” means the date of the distribution of the assets of the Issuer Trust to Holders pursuant to Section 9.4.

“Liquidation Distribution” has the meaning specified in Section 9.4(d).

“Majority in Liquidation Amount” means as to a Class or Classes of Trust Securities, except as provided by the Trust Indenture Act, Trust Securities of such Class or Classes representing more than 50% of the aggregate Liquidation Amount of all Outstanding Trust Securities of such Class or Classes.

“Normal PPS” means a beneficial interest in the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided for Normal PPS in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Normal PPS Certificate” means a certificate evidencing ownership of Normal PPS, substantially in the form attached as Exhibit D.

“Normal PPS Distribution Rate” means (i) from the Closing Date to but not including the later of the Regular Distribution Date in April 2011 and the Stock Purchase Date (and for each related Distribution Period), •% per annum (calculated on a 30/360 Basis) and (ii) thereafter, for each Distribution Period and related Regular Distribution Date, the greater of (A) Three-Month LIBOR for such Distribution Period plus •% and (B) •% (calculated on an Actual/360 Basis).

“Normal PPS Redemption Date” means, with respect to any Normal PPS to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided that each Preferred Stock Redemption Date shall be a Redemption Date for a like amount of Normal PPS.

“Normal PPS Redemption Price” means, with respect to any Normal PPS and Common Securities and the related Normal PPS Redemption Date, the redemption price for a Like Amount of Preferred Stock redeemed in accordance with the Articles of Amendment.

“Note Event of Default” means any “Event of Default” specified in Section 5.1 of the Base Indenture.

“Note Redemption Date” means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption of such Notes under the Indenture.

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“Note Redemption Price” means, with respect to any Notes to be redeemed under the Indenture, the Redemption Price for such redemption and related Note Redemption Date determined in accordance with the Indenture.

“Note Trustee” means U.S. Bank National Association, solely in its capacity as trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as provided in the Indenture.

“Notes” means the $• initial aggregate principal amount of the Sponsor’s Remarketable Junior Subordinated Notes due 2042 issued pursuant to the Indenture.

“Notice of Contingent Disposition Election” has the meaning specified in Section 5.14(f).

“Notice of Contingent Exchange Election” has the meaning specified in Section 5.14(d)(i).

“Officers’ Certificate” means, with respect to any Person, a certificate signed by any two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

(a) a statement by each officer signing the Officers’ Certificate that such officer has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers’ Certificate;

(c) a statement that such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for or an employee of the Sponsor or an Affiliate of the Sponsor, and who shall be reasonably acceptable to the Property Trustee.

“Original Declaration of Trust” has the meaning specified in the recitals to this Declaration of Trust.

“Outstanding,” when used with respect to Trust Securities of a Class, means, as of the date of determination, all Trust Securities of such Class theretofore executed and delivered under this Declaration of Trust, except:

(a) Trust Securities of such Class theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

(b) Trust Securities of such Class for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent; provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

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(c) Trust Securities of such Class that have been paid or in exchange for or in lieu of which other Trust Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Preferred Securities of a Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Preferred Securities of such Class owned by the Sponsor, any Trustee, or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Preferred Securities of such Class that such Trustee actually knows to be so owned shall be so disregarded, and (b) the foregoing shall not apply at any time when all of the outstanding Trust Preferred Securities of such Class are owned by the Sponsor, one or more of the Trustees, and/or any such Affiliate. Trust Preferred Securities of a Class so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee’s right so to act with respect to such Trust Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

“Owner” means each Person who is the beneficial owner of Book-Entry Trust Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be The Bank of New York Trust Company, N.A.

“Payment Account” means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee initially with The Bank of New York Trust Company, N.A. (in its corporate capacity and not as Paying Agent), in its trust department for the benefit of the Holders in which all amounts paid in respect of the Notes will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2. After the Stock Purchase Date, the Payment Account may at any time be established with any commercial bank by the Property Trustee.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Pledge” means the pledge under the Collateral Agreement of Notes or Qualifying Treasury Securities, as the case may be.

“Pledged Notes” has the meaning specified in the Collateral Agreement.

“Pledged Treasury Securities” has the meaning specified in the Collateral Agreement.

“PPS” means each of the Normal PPS, the Stripped PPS and the Capital PPS.

“Predecessor Capital PPS Certificate” of any particular Capital PPS Certificate means every previous Capital PPS Certificate evidencing all or a portion of the rights and obligations of

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the Issuer Trust and the Holder under the Capital PPS evidenced thereby; and, for the purposes of this definition, any Capital PPS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital PPS Certificate shall be deemed to evidence the same rights and obligations of the Sponsor and the Holder as the mutilated, destroyed, lost or stolen Capital PPS Certificate.

“Predecessor Certificate” means a Predecessor Normal PPS Certificate, a Predecessor Stripped PPS Certificate or a Predecessor Capital PPS Certificate, as applicable.

“Predecessor Normal PPS Certificate” of any particular Normal PPS Certificate means every previous Normal PPS Certificate evidencing all or a portion of the rights and obligations of the Issuer Trust and the Holder under the Normal PPS evidenced thereby; and, for the purposes of this definition, any Normal PPS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal PPS Certificate shall be deemed to evidence the same rights and obligations of the Sponsor and the Holder as the mutilated, destroyed, lost or stolen Normal PPS Certificate.

“Predecessor Stripped PPS Certificate” of any particular Stripped PPS Certificate means every previous Stripped PPS Certificate evidencing all or a portion of the rights and obligations of the Sponsor and the Holder under the Stripped PPS evidenced thereby; and, for the purposes of this definition, any Stripped PPS Certificate delivered under Section 5.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped PPS Certificate shall be deemed to evidence the same rights and obligations of the Sponsor and the Holder as the mutilated, destroyed, lost or stolen Stripped PPS Certificate.

“Preferred Stock” means the Perpetual Preferred Stock, Series B, $100,000 liquidation preference per share, of the Sponsor.

“Preferred Stock Default” means the failure of the Sponsor to comply in any material respect with any of its obligations (i) under the Stock Purchase Contract Agreement or (ii) as issuer of the Preferred Stock, including in the Articles of Amendment, the Sponsor’s articles of incorporation, or arising under applicable law.

“Preferred Stock Redemption Date” means, with respect to any shares of Preferred Stock to be redeemed under the Articles of Amendment, the date fixed for redemption of such shares under the Articles of Amendment.

“Proceeds” has the meaning specified in the Collateral Agreement.

“Property Trustee” means the Person identified as the “Property Trustee” in the preamble to this Declaration of Trust, solely in its capacity as Property Trustee of the Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

“Prospectus” means the prospectus, dated October •, 2006, of the Sponsor relating to the offering of the Normal PPS, as supplemented by the prospectus supplement, dated October •, 2006.

“Qualifying Treasury Securities” has the meaning specified in Section 10.1.

“Recombination Notice and Request” has the meaning specified in Section 5.13(d)(ii).

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“Redemption Date” means a Normal PPS Redemption Date or a Capital PPS Redemption Date, as applicable.

“Redemption Price” means, (i) with respect to a redemption of Normal PPS, the Normal PPS Redemption Price, and (ii) with respect to a redemption of Capital PPS, the Capital PPS Redemption Price.

“Regular Distribution Date” means:

(a) each June 15 and December 15 occurring prior to and including the later of December 15, 2011 and the Stock Purchase Date, commencing June 15, 2007 (or, in the case of Stripped PPS, the first such date on which Stripped PPS are outstanding);

(b) after the later of December 15, 2011 and the Stock Purchase Date, each March 15, June 15, September 15 and December 15, or if any such date is not a Business Day, the next Business Day; and

(c) the Stock Purchase Date if not otherwise a Regular Distribution Date;

provided, however, that the last Regular Distribution Date for the Stripped PPS shall be the Stock Purchase Date.

“Relevant Trustee” shall have the meaning specified in Section 8.10.

“Remarketable Junior Subordinated Note Purchase Agreement” means the note purchase agreement executed and delivered by the Sponsor and the Issuer Trust contemporaneously with the execution and delivery of this Declaration of Trust, pursuant to which the Sponsor will agree to issue and the Issuer Trust will agree to purchase the Notes.

“Remarketing” has the meaning specified in the Indenture Supplement.

“Remarketing Agent” means, as to a Remarketing and Remarketing Agreement, the remarketing agent and any successor or replacement remarketing agent appointed by the Sponsor.

“Remarketing Agent’s Fee” means, as to the Remarketing Agent and a Remarketing, the fee provided for in the Remarketing Agreement.

“Remarketing Agreement” means the Remarketing Agreement to be entered into prior to the first Remarketing among the Sponsor, the Issuer Trust (acting through the Property Trustee) and the Remarketing Agent, as amended or supplemented from time to time.

“Remarketing Period” has the meaning specified in the Indenture Supplement.

“Remarketing Settlement Date” has the meaning specified in the Indenture Supplement.

“Reset Rate” has the meaning specified in the Indenture Supplement (and is the interest rate applicable to the Notes and the Capital PPS Distribution Rate commencing on the Remarketing Settlement Date).

“Responsible Officer” means, with respect to any Trustee other than an Administrative Trustee, any officer assigned to such Trustee’s corporate trust services department having direct responsibility for the administration of this Declaration of Trust, or with respect to a particular corporate trust matter, any officer of such Trustee to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.

“Securities Act” means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

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“Securities Intermediary” means The Bank of New York Trust Company, N.A., as Securities Intermediary under the Collateral Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Collateral Agreement, and thereafter “Securities Intermediary” shall mean such successor or any subsequent successor who is appointed pursuant to the Collateral Agreement.

“Securities Register” has the meaning specified in Section 5.4.

“Securities Registrar” means the transfer agent and registrar designated by the Administrative Trustees for the Trust Securities pursuant to Section 5.4.

“Sponsor” has the meaning specified in the preamble to this Declaration of Trust.

“Stock Purchase Contract” has the meaning specified in the Stock Purchase Contract Agreement.

“Stock Purchase Contract Agreement” means the Stock Purchase Contract Agreement, dated as of the date hereof, between the Sponsor and the Property Trustee (acting on behalf of the Issuer Trust).

“Stock Purchase Date” has the meaning specified in the Stock Purchase Contract Agreement.

“Stripped PPS” means a beneficial interest in the Issuer Trust, having a Liquidation Amount of $1,000 and having the rights provided for Stripped PPS in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Stripped PPS Certificate” means a certificate evidencing ownership of Stripped PPS, substantially in the form attached as Exhibit E.

“Stripped PPS Distribution Rate” means •% per annum, calculated on a 30/360 Basis.

“Stripping Notice and Request” has the meaning specified in Section 5.13(b)(iii).

“Successful” has the meaning specified in the Indenture Supplement.

“Successor Securities” has the meaning specified in Section 9.5.

“SunTrust Bank Deposit” has the meaning specified in the Stock Purchase Contract Agreement.

“30/360 Basis” means, for purposes of calculating a rate for Distributions, such rate calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Three-Month LIBOR” means, for any Distribution Period commencing on or after the Stock Purchase Date, “Three-Month LIBOR” for the corresponding Dividend Period as defined in and determined pursuant to the Articles of Amendment.

“Time of Delivery” means October •, 2006.

“Transaction Agreements” means each of the Stock Purchase Contract Agreement, the Collateral Agreement, the Underwriting Agreement, the Notes, the Certificate Depositary

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Agreement, the Remarketing Agreement, the Guarantee Agreement, the Indenture, the Common Securities Subscription Agreement, the Agent Agreement, the Remarketable Junior Subordinated Note Purchase Agreement and any other agreement determined by any Issuer Trustee to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees under this Declaration of Trust.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

“Trust Preferred Securities” means the Normal PPS, the Stripped PPS and the Capital PPS.

“Trust Preferred Securities Certificate” means a Normal PPS Certificate, a Stripped PPS Certificate or a Capital PPS Certificate.

“Trust Property” means (a) the Notes for so long as they are owned by the Issuer Trust in accordance with this Declaration of Trust, (b) the Stock Purchase Contracts, (c) the Preferred Stock once acquired by the Issuer Trust pursuant to the Stock Purchase Contracts, (d) treasury securities (that are required to be Qualifying Treasury Securities when delivered) delivered to the Property Trustee (or the Collateral Agent) pursuant to Section 5.13 or Section 5.14, (e) the rights of the Issuer Trust under the Transaction Agreements, and (f) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Issuer Trust or the Property Trustee on behalf of the Issuer Trust pursuant to the Declaration of Trust.

“Trust Security” means any one of the Common Securities or the Trust Preferred Securities.

“Trust Securities Certificate” means any one of the Common Securities Certificates or the Trust Preferred Securities Certificates.

“Underwriting Agreement” means the Underwriting Agreement, dated October •, 2006, among the Issuer Trust, the Sponsor, and the underwriters named therein.

“United States Person” means, for U.S. federal income tax purposes, a citizen or resident of the United States, a domestic partnership, a domestic corporation, an estate the income of which is subject to U.S. federal income taxation regardless of its source, and a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

ARTICLE II

CONTINUATION OF THE ISSUER TRUST; ISSUANCE OF TRUST PREFERRED

SECURITIES; AND RELATED MATTERS

Section 2.1 Name.

The trust continued hereby shall be known as “SunTrust Preferred Capital I,” as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders and the other Issuer Trustees, in which name the Administrative Trustees and the

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other Issuer Trustees may conduct the business of the Issuer Trust, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued on behalf of the Issuer Trust.

Section 2.2 Office of the Delaware Trustee; Principal Place of Business.

The address of the Delaware Trustee in the State of Delaware is 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Services Division, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Sponsor, the Property Trustee and the Administrative Trustees. The principal executive office of the Issuer Trust is c/o SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308.

Section 2.3 Initial Contribution of Trust Property; Organizational Expenses.

The Issuer Trustees acknowledge receipt from the Sponsor in connection with the Original Declaration of Trust of the sum of $10, which constituted the initial Trust Property. The Sponsor shall pay organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee, promptly reimburse such Issuer Trustee for any such expenses paid by such Issuer Trustee. The Sponsor shall not make any claim upon the Trust Property for the payment of such expenses.

Section 2.4 Issuance of the Trust Preferred Securities.

(a) On October •, 2006, the Sponsor, on behalf of the Issuer Trust, executed and delivered the Underwriting Agreement, which action is hereby authorized, approved, ratified and confirmed in all respects. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Issuer Trust, in connection with the execution and delivery on such date of • Normal PPS to the underwriters named in the Underwriting Agreement, shall execute in accordance with Section 5.3 and deliver to the Clearing Agency a Normal PPS Certificate or Certificates that are Book-Entry Trust Preferred Securities Certificates, registered in the name of the Clearing Agency (or its nominee) representing • Normal PPS, against payment of $1,000 per Normal PPS or $• in the aggregate, net of the applicable underwriting discount determined in accordance with the Underwriting Agreement, as the purchase price therefor in immediately available funds, which funds such Administrative Trustee shall promptly deliver to the Property Trustee or its designee.

(b) On the date on which an Administrative Trustee, on behalf of the Issuer Trust executes and delivers a Normal PPS Certificate pursuant to Section 2.4(a), such Administrative Trustee shall also execute in accordance with Section 5.3 and deliver to the Clearing Agency or the Certificate Custodian two additional Book-Entry Trust Preferred Securities Certificates, one of which shall be a Capital PPS Certificate and the other of which shall be a Stripped PPS Certificate, each representing up to a maximum number of Capital PPS or Stripped PPS, as applicable, that is the same as the number of Normal PPS evidenced by the Certificate contemporaneously issued as a Book-Entry Trust Preferred Securities Certificate pursuant to Section 2.4(b) and Section 2.4(c).

(c) In order to give effect to Exchanges, the Securities Registrar may, as provided in Section 5.11, endorse Book-Entry Trust Preferred Securities Certificates to reduce or increase the number of Normal PPS, Stripped PPS or Capital PPS evidenced by each such Book-Entry Trust Preferred Securities Certificate, provided that no such endorsement shall result in a Book-Entry Trust Preferred Securities Certificate evidencing a number of Normal PPS, Stripped PPS or Capital PPS exceeding the maximum number set forth on the face of such Certificate.

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Section 2.5 Issuance of the Common Securities; Subscription and Purchase of Notes.

Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Issuer Trust, shall execute in accordance with Section 5.3 and deliver to the Sponsor a Common Securities Certificate, registered in the name of the Sponsor, evidencing 1,000 Common Securities, each having a Liquidation Amount of $1,000 and having an aggregate Liquidation Amount of $1,000,000, against payment by the Sponsor of the purchase price therefor in immediately available funds, which amount such Administrative Trustee shall promptly deliver to the Property Trustee or its designee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Issuer Trust, shall (x) subscribe to and purchase from the Sponsor the Notes registered in the name of the Issuer Trust and having an aggregate initial principal amount equal to $•, (y) shall deliver to the Sponsor the purchase price therefor (being the sum of the amounts delivered to the Property Trustee or its designee pursuant to (i) the second sentence of Section 2.4(a) and (ii) the first sentence of this Section 2.5), and (z) shall instruct the Sponsor to deliver the Notes to the Collateral Agent for deposit in the Collateral Account.

Section 2.6 Declaration of Trust.

The exclusive purposes and functions of the Issuer Trust are (a) to issue and sell Trust Securities, (b) to use the proceeds from such sale to acquire the Notes, (c) to enter into and perform its obligations under the Transaction Agreements (including, on the Stock Purchase Date, to acquire Preferred Stock pursuant to the Stock Purchase Contracts), (d) to hold the Notes and certain treasury securities and the SunTrust Bank Deposit and pledge them to secure the Issuer Trust’s obligations under the Stock Purchase Contracts, and (e) to engage in those activities necessary or incidental thereto. The Sponsor hereby appoints the Issuer Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Issuer Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Property Trustee or the Administrative Trustees, or any of the duties and responsibilities of the Issuer Trustees generally, set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

Section 2.7 Authorization to Enter into Certain Transactions.

(a) The Issuer Trustees shall conduct the affairs of the Issuer Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in Section 2.7(b), and in accordance with the following clauses (i) and (ii) of this Section 2.7(a), the Issuer Trustees shall have the authority to enter into all transactions and agreements determined by the Issuer Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees under this Declaration of Trust, and to perform all acts in furtherance thereof, including the following:

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(i) As among the Issuer Trustees, the Administrative Trustees, and each of them, shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

(A) execution of the Trust Securities on behalf of the Issuer Trust in accordance with this Declaration of Trust and the issuance and sale of the Trust Securities;

(B) causing the Issuer Trust to perform the Underwriting Agreement and causing the Issuer Trust to enter into, and to execute, deliver and perform the Certificate Depositary Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Issuer Trust;

(C) assisting in the registration of the Trust Preferred Securities under the Securities Act and under state securities or blue sky laws, and the qualification of this Declaration of Trust under the Trust Indenture Act;

(D) assisting in the listing of the Trust Preferred Securities upon such securities exchange or exchanges, if any, as shall be determined by the Sponsor, with the registration of the Trust Preferred Securities under the Exchange Act, if required, and with the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

(E) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities, the Notes and the Preferred Stock to the Holders in accordance with this Declaration of Trust;

(F) appointing a Paying Agent and a Securities Registrar and any successor Paying Agent or Securities Registrar in accordance with this Declaration of Trust in addition to The Bank of New York Trust Company, N.A., as initial Paying Agent and Securities Registrar;

(G) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Issuer Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

(H) execution and delivery of closing certificates, if any, pursuant to the Underwriting Agreement and any Remarketing Agreement and application for a taxpayer identification number for the Issuer Trust;

(I) unless otherwise required by the Delaware Statutory Trust Act, the Trust Indenture Act or other applicable law, execution on behalf of the Issuer Trust (either acting alone or together with any or all of the Administrative Trustees) of any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust;

(J) the taking of any action incidental to the foregoing as the Issuer Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust; and

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(K) the taking of any action required to be taken by the Administrative Trustees under any of the Transaction Agreements.

(ii) As among the Issuer Trustees, the Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

(A) the establishment of the Payment Account;

(B) the execution and delivery on behalf of the Issuer Trust of the Stock Purchase Contract Agreement, the Collateral Agreement, the Remarketing Agreement, and any other Transaction Agreement other than the Underwriting Agreement and the Certificate Depositary Agreement and the performance by the Issuer Trust of its obligations and the exercise by the Issuer Trust of its rights thereunder;

(C) the receipt of the Notes and, in connection with an Exchange, Notice of Contingent Exchange Election or Remarketing, the receipt of Qualifying Treasury Securities;

(D) the pledge of Notes and Qualifying Treasury Securities pursuant to the Collateral Agreement;

(E) the receipt of the Preferred Stock on the Stock Purchase Date;

(F) the collection of interest, principal and any other payments or instruments (including due bills or promissory notes of the Sponsor issuable under or with respect to the Notes) made in respect of the Notes and the holding of such amounts in the Payment Account;

(G) the collection of the Contract Payments and any other payments or instruments (including due bills or promissory notes of the Sponsor issuable under the Stock Purchase Contract Agreement or with respect to the Contract Payments) and the holding of such amounts in the Payment Account;

(H) the collection of payment of dividends, redemption price and other payments made in respect of the Preferred Stock and the holding of such amounts in the Payment Account;

(I) the distribution through the Paying Agent of amounts or property or instruments (including due bills or promissory notes of the Sponsor issuable under or with respect to the Notes or the Stock Purchase Contracts) distributable to the Holders in respect of the Trust Securities;

(J) the exercise of all of the rights, powers and privileges of a holder of the Notes for so long as the Issuer Trust holds Notes, subject to Articles V and VI of this Declaration of Trust;

(K) the exercise of all of the rights, powers and privileges of a holder of Preferred Stock for so long as the Issuer Trust holds Preferred Stock, subject to Articles V and VI of this Declaration of Trust;

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(L) the sending of notices of default and other information regarding the Trust Securities, the Notes, the Preferred Stock and the Transaction Agreements to the Holders in accordance with this Declaration of Trust;

(M) the setting of any special record date in accordance with Section 4.1(g), and the distribution of the Trust Property in accordance with the terms of this Declaration of Trust;

(N) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Issuer Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

(O) after an Event of Default (other than under paragraph (c), (d), (e) or (f) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust and to protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

Except as otherwise provided in this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i).

(b) So long as this Declaration of Trust remains in effect, the Issuer Trust (or the Issuer Trustees acting on behalf of the Issuer Trust) shall not undertake any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Issuer Trustees (acting on behalf of the Issuer Trust) shall not (i) acquire any investments or engage in any activities not authorized by this Declaration of Trust, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Issuer Trust to become taxable as a corporation or classified as a partnership for U.S. federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, except as expressly provided herein, (vi) apply any of the Trust Property or its proceeds other than as provided herein, (vii) acquire any assets other than the Trust Property, (viii) possess any power or otherwise act in such a way as to vary the Trust Property, except as expressly provided herein, (ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities) or (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Issuer Trust other than the Trust Securities. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders (other than the Lien created by the Collateral Agreement, which is a permitted Lien).

(c) In connection with the issuance and sale of the Trust Preferred Securities, the Sponsor shall have the right and, if the Sponsor shall desire that the actions be taken, the responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

DECLARATION OF TRUST

(i) the preparation and filing by the Issuer Trust with the Commission of and the execution on behalf of the Issuer Trust of a registration statement on the appropriate form in relation to the Trust Preferred Securities, including any amendments thereto;

(ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and the advice to the Issuer Trust of actions they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

(iii) the preparation for filing by the Issuer Trust and execution on behalf of the Issuer Trust of an application to the New York Stock Exchange or any other national stock exchange or any automated quotation system for listing upon notice of issuance of any Trust Preferred Securities and filing with such exchange or self-regulatory organization such notification and documents as may be necessary from time to time to maintain such listing;

(iv) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Trust Preferred Securities; and

(v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

(d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an “investment company” required to be registered under the Investment Company Act, and will not be taxable as a corporation or classified as a partnership for U.S. federal income tax purposes. In this connection, the Sponsor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust, that they determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Trust Preferred Securities. In no event shall the Sponsor or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this Section that results from a change in law or regulation or in the interpretation thereof.

Section 2.8 Assets of Issuer Trust.

The assets of the Issuer Trust shall consist solely of the Trust Property.

Section 2.9 Title to Trust Property.

Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Issuer Trust and the Holders in accordance with this Declaration of Trust, subject to the terms and provisions of the Collateral Agreement.

DECLARATION OF TRUST

ARTICLE III

PAYMENT ACCOUNT

Section 3.1 Payment Account.

(a) On or prior to the Closing Date, the Property Trustee shall establish or cause to be established the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit or cause to be deposited in the Payment Account, promptly upon receipt, (i) all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes, (ii) all Contract Payments, (iii) all Excess Proceeds Distributions, (iv) all payments of dividends or the redemption price on, and other payments or proceeds with respect to, the Preferred Stock or the Stock Purchase Contracts and (v) all other cash amounts received as payments on or with respect to the Trust Property. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

ARTICLE IV

DISTRIBUTIONS; REDEMPTION, ETC.

Section 4.1 Distributions.

(a) The Trust Securities represent beneficial interests in the Issuer Trust, and Distributions will be made on the Trust Securities of a Class on applicable Distribution Dates in amounts that correspond to amounts of interest, dividends or Contract Payments, as applicable (and (i) in the case of the Normal PPS, Capital PPS and Common Securities, Additional Amounts and Deferred Note Interest Amounts, and (ii) in the case of the Normal PPS, Stripped PPS and Common Securities, Deferred Contract Payment Amounts) that are received by the Property Trustee or the Paying Agent on or in connection with each applicable Distribution Date on the Trust Property that is the Corresponding Assets for such Class, as provided in Sections 4.1(b), (c) and (d).

(b) In the case of the Normal PPS and the Common Securities, subject to Section 4.1(e):

(i) Distributions will be payable in cash on each Regular Distribution Date;

(ii) the Distributions payable on each Regular Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Normal PPS and Common Security equal to the Normal PPS Distribution Rate for

DECLARATION OF TRUST

such Distribution Period (with the consequence that the amount of the Distribution for each $1,000 of Normal PPS or Common Securities payable on each Regular Distribution Date being equal to (x) the sum of the amount of interest payable on such Regular Distribution Date on a Like Amount of Notes (without giving effect to any change in the interest rate on the Notes in connection with a Remarketing) plus 1/100th of the Contract Payment payable on a Stock Purchase Contract having a stated amount of $100,000 for each Distribution Period ending on or before the Stock Purchase Date and (y) the amount of dividends payable on such Regular Distribution Date on a Like Amount of Preferred Stock for each Distribution Period thereafter);

(iii) Distributions shall be cumulative for each Regular Distribution Date to and including the later of the Stock Purchase Date and the effective date of the Charter Amendment and non-cumulative thereafter; and

(iv) the amount of Distributions payable for any Distribution Period ending on or prior to the Stock Purchase Date shall include the Additional Amounts received by the Issuer Trust, if any.

(c) In the case of Capital PPS, subject to Section 4.1(e):

(i) Distributions will be payable in cash on each Capital PPS Distribution Date;

(ii) the Distributions payable on each Capital PPS Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Capital PPS equal to the Capital PPS Distribution Rate for such Distribution Period, with the consequence that the amount of the Distribution for each $1,000 of Capital PPS payable on each Capital PPS Distribution Date is equal to the amount of interest payable on or accrued to (as applicable) such Distribution Date on a Like Amount of Notes;

(iii) Distributions shall be cumulative; and

(iv) the amount of Distributions payable for any Distribution Period shall include the Additional Amounts, if any.

(d) In the case of Stripped PPS, subject to Section 4.1(e):

(i) Distributions will be payable in cash on each Regular Distribution Date;

(ii) the Distributions payable on each Regular Distribution Date for the related Distribution Period will be at a rate per annum applied to the Liquidation Amount per Stripped PPS equal to 1/100th of the Contract Payment payable on a Stock Purchase Contract having a stated amount of $100,000 on such Stripped PPS Distribution Date (expressed as a percentage);

(iii) Distributions shall be cumulative; and

(iv) additionally, on each Additional Distribution Date on which Stripped PPS are Outstanding (or as promptly thereafter as the Collateral Agent and the Paying Agent determine to be practicable), the Property Trustee shall distribute or cause to be distributed through the Paying Agent an amount per $1,000 of Stripped PPS equal to, the Excess Proceeds Distributions for such Additional Distribution Date.

DECLARATION OF TRUST

(e) Distributions on the Trust Securities of a Class shall be made by the Paying Agent from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account from the Corresponding Assets of such Class for the payment of such Distributions. The Issuer Trust will have amounts to make full Distributions on the relevant Classes of Trust Securities in accordance with Sections 4.1(b), (c) and (d) on an applicable Distribution Date only if the Sponsor has not (i) defaulted in paying interest on the Notes or Contract Payments on the Stock Purchase Contracts or (ii) exercised its right to defer payment of interest on the Notes and Contract Payments on the Stock Purchase Contracts and, accordingly, there is no outstanding Deferred Note Interest Amount or Deferred Contract Payment Amount. Deferred Note Interest Amounts and Deferred Contract Payment Amounts will be paid to Holders of the relevant Classes of Trust Securities on a pro rata basis on the applicable Distribution Dates on which such amounts are received by the Issuer Trust (or as soon thereafter as the Property Trustee determines to be practicable).

(f) In the event the Property Trustee or the Paying Agent receives any other cash or non-cash payments or distributions with respect to Corresponding Assets for any Class of Trust Preferred Securities (including promissory notes of the Sponsor delivered pursuant to (i) Section 2.7(c) of the Stock Purchase Contract Agreement if there are any Deferred Contract Payment Amounts outstanding on the Stock Purchase Date or (ii) Section 2.5(c) of the Indenture Supplement if there are any Deferred Note Interest Amounts outstanding on the Stock Purchase Date), the Property Trustee shall distribute or cause to be distributed through the Paying Agent such cash amounts to the Holders of the related Classes of Trust Preferred Securities on a pro rata basis promptly after receipt and may, in its discretion, distribute non-cash amounts on a pro rata basis (or on a basis that is as close as possible to a pro rata basis as it determines to be reasonably practicable).

(g) Distributions in cash on the Trust Securities of a Class with respect to an applicable Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date for such Distribution Date, which shall be the last day of the month immediately preceding the month in which the relevant Distribution Date falls. Distributions payable on any Trust Securities of a Class that are not punctually paid on an applicable Distribution Date will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date for determining Holders entitled to such defaulted Distributions.

Section 4.2 Redemption.

(a) On each Preferred Stock Redemption Date, the Issuer Trust will be required to redeem a Like Amount of Normal PPS and Common Securities at the Preferred Stock Redemption Price (it being understood and agreed that, because (i) the Preferred Stock will not become Trust Property until the Stock Purchase Date, and (ii) on the Stock Purchase Date, subject to Section 4.8, each $1,000 Liquidation Amount of Stripped PPS will automatically become $1,000 Liquidation Amount of Normal PPS, without any action by or on behalf of Holders being necessary, no redemption of Normal PPS, Stripped PPS or Common Securities will occur prior to the Stock Purchase Date).

DECLARATION OF TRUST

(b) On each Note Redemption Date, the Issuer Trust will be required to redeem a Like Amount of Capital PPS at the Note Redemption Price (it being understood and agreed that, because (i) the Notes by their terms are not redeemable prior to December 15, 2015, (ii) the Issuer Trust is required to redeem the Capital PPS in kind after the Stock Purchase Date pursuant to Section 4.2(c) if there is a Successful Remarketing, and (iii) the Sponsor has the right to cause the Issuer Trust to redeem the Capital PPS in kind after the Stock Purchase Date pursuant to Section 4.2 if there is a Failed Remarketing or if the Stock Purchase Contracts terminate, a redemption of Capital PPS other than in kind pursuant to such Section 4.2(c) will only occur after December 15, 2015 and only if there is a Failed Remarketing and the Sponsor does not exercise its right to cause the Issuer Trust to redeem the Capital PPS in kind).

(c) If a Successful Remarketing occurs, then promptly after the Remarketing Settlement Date the Issuer Trust shall redeem the Capital PPS, in whole but not in part, in kind by exchanging for each Capital PPS a Like Amount of Notes. If a Failed Remarketing occurs but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding, then promptly after the Stock Purchase Date the Issuer Trust shall redeem the Capital PPS, in whole but not in part, in kind by exchanging for each Capital PPS a Like Amount of Notes. If a Failed Remarketing occurs and there is a Deferred Note Interest Amount outstanding on the Stock Purchase Date, or if the Stock Purchase Contracts terminate in accordance with the terms of the Stock Purchase Contract Agreement prior to a Stock Purchase Date occurring, then the Sponsor may instruct the Issuer Trust at any time thereafter when no Deferred Note Interest Amount is outstanding to redeem the Capital PPS, in whole but not in part, in kind by exchanging for each Capital PPS a Like Amount of Notes. Any such redemption will be effected by Book-Entry Transfer of Notes in global form if the Notes then settle and clear through the Clearing Agency, and if the Notes do not then settle and clear through the Clearing Agency by delivery of definitive certificates evidencing the Notes to the Holders of Capital PPS.

(d) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 (or not less than 20 in the case of a redemption in kind pursuant to Section 4.2(c) after a Successful Remarketing) nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder’s address appearing in the Security Register. All notices of redemption shall state:

(i) the Redemption Date;

(ii) unless the redemption is a redemption of Capital PPS in kind pursuant to Section 4.2(c), the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

(iii) the CUSIP number or CUSIP numbers of the Trust Preferred Securities affected;

(iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities of the relevant Class to be redeemed;

DECLARATION OF TRUST

(v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(e)(ii) below; and

(vi) if the Trust Preferred Securities Certificates are not Book-Entry Trust Preferred Securities Certificates on the Redemption Date, the place or places where the Trust Preferred Securities Certificates are to be surrendered for the payment of the Redemption Price.

(e) In the case of a redemption of Normal PPS and Common Securities pursuant to Section 4.2(a) or Capital PPS pursuant to Section 4.2(b), in each case for payment of a cash Redemption Price:

(i) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of a Like Amount of Preferred Stock or Notes, as applicable. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account from the Sponsor’s redemption of Preferred Stock or Notes, as applicable, for the payment of such Redemption Price.

(ii) If the Property Trustee gives a notice of redemption in respect of any Trust Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee or Paying Agent will, with respect to Book-Entry Trust Preferred Securities, irrevocably deposit with the Clearing Agency for such Book-Entry Trust Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities. With respect to Trust Preferred Securities that are not Book-Entry Trust Preferred Securities, the Property Trustee, subject to Section 4.2(e)(i), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities upon surrender of their Trust Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be outstanding. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Sponsor pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

DECLARATION OF TRUST

(iii) Subject to Section 4.3(a), if less than all the Outstanding Normal PPS and Common Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Normal PPS and Common Securities to be redeemed shall be allocated pro rata to the Common Securities and the Normal PPS being redeemed based upon the relative Liquidation Amounts of such classes. The particular Normal PPS to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Normal PPS not previously called for redemption by any method the Property Trustee deems fair and appropriate, provided that so long as the Normal PPS are in book-entry form, such selection shall be made in accordance with the customary procedures for the Clearing Agency for the Normal PPS. The Property Trustee shall promptly notify the Securities Registrar in writing of the Normal PPS selected for redemption and, in the case of any Normal PPS selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Normal PPS shall relate, in the case of any Normal PPS redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Normal PPS that has been or is to be redeemed.

(iv) If less than all the Outstanding Capital PPS are to be redeemed on a Redemption Date, then the particular Capital PPS to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital PPS not previously called for redemption by any method the Property Trustee deems fair and appropriate, provided that so long as the Capital PPS are in book-entry form, such selection shall be made in accordance with the customary procedures for the Clearing Agency for the Capital PPS. The Property Trustee shall promptly notify the Securities Registrar in writing of the Capital PPS selected for redemption and, in the case of any Capital PPS selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Capital PPS shall relate, in the case of any Capital PPS redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Capital PPS that has been or is to be redeemed.

Section 4.3 Subordination of Common Securities.

(a) If on any Distribution Date the Paying Agent lacks funds available from payments of interest, dividends or Contract Payments (as applicable) to make full Distributions then due on all of the outstanding Trust Securities in accordance with Section 4.1 (other than because of the Sponsor’s proper exercise of its right to (i) defer payment of Contract Payments, resulting in Deferred Contract Payment Amounts, or (ii) defer payment of interest on the Notes, resulting in Deferred Note Interest Amounts), then:

(i) if the deficiency in funds results from the Sponsor’s failure to make a full payment of interest on the Notes on an interest payment date for the Notes, then the available funds from the Sponsor’s payment of interest on the Notes shall be applied first to make the Distributions then due on the Normal PPS and the Capital PPS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to interest payments on the Notes (or, if less, the amount of the corresponding Distributions that would have been made on the Normal PPS and Capital PPS had the Sponsor made a full payment of interest on the Notes) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date;

DECLARATION OF TRUST

(ii) if the deficiency in funds results from the Sponsor’s failure to make a full payment of Contract Payments on the Stock Purchase Contracts on a payment date for Contract Payments, then the available funds from the Sponsor’s payment of Contract Payments shall be applied first to make Distributions then due on the Normal PPS and the Stripped PPS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to the Contract Payments on the Stock Purchase Contracts (or, if less, the amount of the corresponding Distributions that would have been made on the Normal PPS and the Stripped PPS had the Sponsor made a full payment of Contract Payments on the Stock Purchase Contracts) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date; and

(iii) if the deficiency in funds results from the Sponsor’s failure to pay a full dividend on shares of Preferred Stock on a dividend payment date for the Preferred Stock, then the available funds from the Sponsor’s payment of dividends on the Preferred Stock shall be applied first to make Distributions then due on the Normal PPS on a pro rata basis on such Distribution Date up to the amount of such Distributions corresponding to dividends on the Preferred Stock (or, if less, the amount of the corresponding Distributions that would have been made on the Normal PPS and the Stripped PPS, if any, had the Sponsor paid a full dividend on the Preferred Stock) before any such amount is applied to make a Distribution on Common Securities on such Distribution Date.

(b) If on any Redemption Date for a redemption pursuant to Section 4.2(a) the Paying Agent lacks funds available from the Sponsor’s redemption of shares of Preferred Stock to pay the full Redemption Price then due on all of the outstanding Trust Securities to be redeemed in accordance with Section 4.2, then (i) the available funds shall be applied first to pay the Redemption Price on the Trust Preferred Securities to be redeemed on such Redemption Date and (ii) Common Securities shall be redeemed only to the extent funds are available for such purpose after the payment of the full Redemption Price on the Trust Preferred Securities to be redeemed, as aforesaid.

(c) If an Early Dissolution Event occurs, no Liquidation Distributions shall be made on the Common Securities until full Liquidation Distributions have been made on each Class of Trust Preferred Securities in accordance with Section 9.4(d).

(d) In the case of the occurrence of any Event of Default resulting from any Note Event of Default or Preferred Stock Default, the Holders of the Common Securities shall have no right to act with respect to any such Event of Default under this Declaration of Trust until the effect of all such Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration of Trust with respect to the Trust Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Trust Preferred Securities and not on behalf of the Holders of the Common Securities, and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

DECLARATION OF TRUST

Section 4.4 Payment Procedures.

Payments of cash Distributions (including any Additional Amounts) in respect of the Trust Preferred Securities shall, subject to the next succeeding sentence, be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Trust Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency by wire transfer of immediately available funds. A Holder of $1,000,000 or more in aggregate Liquidation Amount of Trust Preferred Securities may receive payments of cash Distributions (including any Additional Amounts) by wire transfer of immediately available funds upon written request to the Property Trustee not later than the 15th calendar day, whether or not a Business Day, before the relevant Distribution Date. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee, the Paying Agent and the Holders of the Common Securities.

Section 4.5 Tax Returns and Reports.

The Administrative Trustees shall prepare (or cause to be prepared), at the Sponsor’s expense, and file all U.S. federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust, and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrative Trustees shall provide the Sponsor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees shall comply with all withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities. Such withholding or backup withholding (if any) shall be deducted from any payment and shall be considered as duly paid under the terms of this Amended and Restated Declaration of Trust and the Trust Securities.

Section 4.6 Payment of Expenses of the Issuer Trust.

The Sponsor shall pay to the Issuer Trust, and reimburse the Issuer Trust for, the full amount of any costs, expenses or liabilities of the Issuer Trust (other than obligations of the Issuer Trust to pay the Holders of any Trust Preferred Securities or other similar interests in the Issuer Trust the amounts due such Holders pursuant to the terms of the Trust Preferred Securities or such other similar interests, as the case may be), including, without limitation, any taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority. Such payment obligation includes any such costs, expenses or liabilities of the Issuer Trust that are required by applicable law to be satisfied in connection with a dissolution of the Issuer Trust.

Section 4.7 Payments under Indenture or Pursuant to Direct Actions.

Any amount payable hereunder to any Holder of Trust Preferred Securities (or any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.8 of the Base Indenture, Section 3.1 of the Stock Purchase Contract Agreement or Section 5.16 of this Declaration of Trust.

DECLARATION OF TRUST

Section 4.8 Combination of Stripped PPS and Normal PPS after Stock Purchase Date.

If either (x) there has been a Successful Remarketing or (y) there has been a Failed Remarketing but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding (but in the case of each of clause (x) and (y) only if the Stock Purchase Contract Agreement is fully performed on the Stock Purchase Date), at the Securities Registrar’s opening of business on the Business Day next succeeding the Stock Purchase Date each Stripped PPS with its $1,000 Liquidation Amount shall automatically be and become a Normal PPS with a $1,000 Liquidation Amount, and each Stripped PPS Certificate (whether or not a Book-Entry Trust Preferred Securities Certificate) shall be deemed to represent a number of Normal PPS equal to the number of Stripped PPS represented by such Stripped PPS Certificate immediately prior to the Securities Registrar’s opening of business on such date. If there has been a Failed Remarketing and on the Stock Purchase Date there is a Deferred Note Interest Amount outstanding, then Stripped PPS will continue to remain outstanding after the Stock Purchase Date until the first date on which no Deferred Note Interest Amount is outstanding (including because any notes delivered pursuant to Section 2.5(c) of the Indenture Supplement have been fully paid) and, on the Business Day after all Deferred Note Interest Amounts have been fully paid, each Stripped PPS with its $1,000 Liquidation Amount shall automatically be and become a Normal PPS with a $1,000 Liquidation Amount, and each Stripped PPS Certificate (whether or not a Book-Entry Trust Preferred Securities Certificate) shall be deemed to represent a number of Normal PPS equal to the number of Stripped PPS represented by such Stripped PPS Certificate immediately prior to the Securities Registrar’s opening of business on such date. On or after such date determined pursuant to either of the two preceding sentences, (a) upon surrender by a Holder of a Stripped PPS Certificate to the Securities Registrar, an Administrative Trustee shall execute and deliver to the Securities Registrar (who shall then deliver to such Holder) a Normal PPS Certificate representing the appropriate number of Normal PPS, and the Securities Registrar shall enter such Holder as appropriate in the Securities Register for the Normal PPS, and (b) as to Normal PPS and Stripped PPS represented by Book-Entry Preferred Securities, the Sponsor, the Administrative Trustees, the Property Trustee, the Securities Registrar and the Paying Agent shall cooperate in an effort to cause the Stripped PPS to become Normal PPS in accordance with the rules and procedures of the applicable Clearing Agency (including, in the case of DTC if it is the Clearing Agency, adjustment if necessary or appropriate through DTC’s Deposit/Withdrawal at Custodian DWAC system).

ARTICLE V

TRUST SECURITIES CERTIFICATES

Section 5.1 Initial Ownership.

Upon the formation of the Issuer Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Issuer Trust.

Section 5.2 The Trust Securities Certificates.

The Trust Preferred Securities Certificates shall be issued in minimum denominations of one Trust Preferred Security and integral multiples thereof (corresponding to $1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof), and the Common Securities Certificates shall be issued in minimum denominations of one Common Security and integral

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multiples thereof (corresponding to $1,000 Liquidation Amount and integral multiples thereof). Trust Preferred Securities Certificates and Common Securities Certificates shall not be issued in denominations representing fractions of a Trust Preferred Security or Common Security, as applicable. The Trust Securities Certificates shall be executed on behalf of the Issuer Trust by manual signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, Administrative Trustees shall be validly issued and entitled to the benefits of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be Administrative Trustees prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee’s name pursuant to Section 5.4, 5.11 or 5.13.

Section 5.3 Execution and Delivery of Trust Securities Certificates.

At the Time of Delivery, an Administrative Trustee shall cause Trust Securities Certificates representing the number of Trust Securities of the applicable Class provided in Sections 2.4 and 2.5 to be executed on behalf of the Issuer Trust and delivered to or upon the written order of the Sponsor, such written order executed by one Authorized Officer thereof, without further corporate action by the Sponsor, in authorized denominations.

Section 5.4 Registration of Transfer and Exchange of Trust Preferred Securities Certificates.

The Administrative Trustees shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Trust Preferred Securities Certificates (the “Securities Register”) in which the Securities Registrar, subject to such reasonable regulations as it may prescribe, shall provide for the registration of Trust Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Trust Preferred Securities Certificates as herein provided. The provisions of Sections 8.1 (other than (c), (d), (e)(i), (e)(iii) and (e)(vii) thereof), 8.3 (other than (g) and (j) thereof) and 8.6 shall apply to the Securities Registrar in the same manner that by their terms they apply to the Property Trustee, mutatis mutandis, as modified by the terms of the letter agreement, dated October •, 2006 (the “Agent Agreement”), by and among the Sponsor, the Administrative Trustees, the Securities Registrar and the Paying Agent, which is hereby incorporated herein by reference and made a part hereof, and subject to the rights, privileges and immunities of the Securities Registrar under the Collateral Agreement. The Administrative Trustees shall take such action as shall be necessary to ensure that at all times there is a Securities Registrar and that, through the Stock Purchase Date, the same commercial bank or trust company is both Securities Registrar and Collateral Agent. By executing this Declaration of Trust, the Administrative Trustees appoint The Bank of New York Trust Company, N.A. as the initial Securities Registrar. Subject to the second preceding sentence, the Administrative Trustees may dismiss the Securities Registrar and appoint a commercial bank or trust company to act as successor Securities Registrar. Any Person acting as Securities Registrar shall be permitted to resign as Securities Registrar upon 30 days’ written notice to the Administrative Trustees and the Property Trustee.

Upon surrender for registration of transfer of any Trust Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Administrative Trustees or any one

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of them shall execute on behalf of the Issuer Trust and deliver, in the name of the designated transferee or transferees, one or more new Trust Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. At the option of a Holder, Trust Preferred Securities Certificates may be exchanged for other Trust Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Trust Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8. Neither the Issuer Trust nor the Securities Registrar shall be required, pursuant to the provisions of this Section 5.4, (a) to register the transfer of or exchange any Trust Preferred Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Trust Preferred Securities and ending at the close of business on the day of mailing of notice of redemption or (b) to transfer or exchange any Trust Preferred Security so selected for redemption in whole or in part, except, in the case of any Trust Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

Every Trust Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to an Administrative Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Trust Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by an Administrative Trustee or the Securities Registrar in accordance with such Person’s customary practice.

No service charge shall be made for any registration of transfer or exchange of Trust Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Preferred Securities Certificates.

Section 5.5 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.5, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.6 Persons Deemed Holders.

The Issuer Trustees and the Securities Registrar shall each treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of

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such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Issuer Trustees, the Administrative Trustees and the Securities Registrar shall be bound by any notice to the contrary.

Section 5.7 List of Holders’ Names and Addresses.

Each of the Sponsor and any one of the Administrative Trustees will furnish or cause to be furnished to the Property Trustee:

(i) monthly, quarterly or semi-annually, as the case may be, not more than 15 days after each regular record date in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of Trust Securities as of such regular record date, and

(ii) at such other times as the Property Trustee may request in writing, within 30 days after the receipt by the Sponsor and the Administrative Trustees of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Property Trustee at any time that is acting as Securities Registrar.

The Property Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Property Trustee as provided in this Section 5.7 and the names and addresses of Holders received by the Property Trustee at any time that is acting as Securities Registrar. The Property Trustee may destroy any list furnished to it as provided in Section 5.7 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Declaration of Trust or under the Trust Securities, and the corresponding rights and privileges of the Property Trustee, shall be as provided in the Trust Indenture Act.

Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Securities Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 5.8 Maintenance of Office Agency.

The Administrative Trustees shall designate an office or offices or agency or agencies where Trust Preferred Securities Certificates may be surrendered for registration of transfer or exchange and for payment, and where notices and demands to or upon the Trustees in respect of this Declaration of Trust and the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Security Registrar’s Corporate Trust Division, Attention: Corporate Trust Department, as their office and agency for such purposes of surrendering for registration of transfer or exchange and for payment and designate Security Registrar’s Corporate Trust Office, Attention: Corporate Trust Division, as their office and agency for the purposes of serving such demands and notices. An Administrative Trustee shall give prompt written notice to the Sponsor, the Property Trustee and to the Holders of any change in the location of the Securities Register or any such office or agency.

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Section 5.9 Appointment of Paying Agent.

The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be The Bank of New York Trust Company, N.A. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrative Trustees and the Property Trustee. If The Bank of New York Trust Company, N.A. shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Property Trustee and the Sponsor to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1 (other than (c), (d), (e)(i), (e)(iii) and (e)(vii), thereof), 8.3 (other than (g) and (j) thereof) and 8.6 shall apply also to the Paying Agent for so long as it shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder, in the same manner that by their terms they apply to the Property Trustee, mutatis mutandis, as modified by the terms of the Agent Agreement. Any reference in this Declaration of Trust to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.10 Ownership of Common Securities by Sponsor; Common Securities Certificate.

(a) At the Time of Delivery, the Sponsor shall acquire beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another Person, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person pursuant to Section 8.1 of the Base Indenture, any attempted transfer of the Common Securities other than to a direct or indirect subsidiary of the Sponsor shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend consistent with this Section 5.10.

(b) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

Section 5.11 Book-Entry Trust Preferred Securities Certificates.

(a) Except where Definitive Trust Preferred Securities Certificates have been issued to Owners pursuant to Section 5.15:

(i) the provisions of this Section 5.11(a) shall apply and be in full force and effect;

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(ii) the Securities Registrar, the Paying Agent and the Issuer Trustees shall be entitled to deal with the Clearing Agency, or its nominee, for all purposes of this Declaration of Trust relating to the Book-Entry Trust Preferred Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates and the giving of instructions or directions to Owners of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates) as the sole Holder of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates and shall have no obligations to the Owners thereof, and neither any Clearing Agency Participants nor any other Persons on whose behalf Clearing Agency Participants may act shall have any rights under this Declaration of Trust with respect to any Book-Entry Trust Preferred Securities Certificates registered in the name of the Clearing Agency or any nominee thereof or otherwise;

(iii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Declaration of Trust, the provisions of this Section 5.11 shall control; and

(iv) the rights of the Owners of the Book-Entry Trust Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depositary Agreement, unless and until Definitive Trust Preferred Securities Certificates are issued pursuant to Section 5.15, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Trust Preferred Securities to such Clearing Agency Participants. Notwithstanding the foregoing, (x) the Holder of a Book-Entry Trust Preferred Securities Certificate may grant proxies and otherwise authorize any Person, including the Clearing Agency Participants and other Persons that are Owners, to take any action that a Holder of Trust Preferred Securities of the relevant Class is entitled to take under this Declaration of Trust or the Trust Preferred Securities of the relevant Class, and (y) nothing herein shall prevent the Securities Registrar or the Issuer Trustees from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or shall impair, as between the Clearing Agency and the Clearing Agency Participants, the operation of customary practices governing the exercise of the rights of an Owner of any Trust Preferred Security.

(b) Any Book-Entry Trust Preferred Securities Certificate shall represent such number of the Outstanding Trust Preferred Securities of the applicable Class as shall be specified therein and may provide that it shall represent the aggregate number of Outstanding Trust Preferred Securities of the applicable Class from time to time endorsed thereon and that the aggregate number of Outstanding Trust Preferred Securities of the applicable Class represented thereby may from time to time be reduced or increased, as appropriate, to reflect transfers, redemptions or exchanges (including the Exchanges pursuant to Section 5.13). Any endorsement of a Book-Entry Trust Preferred Securities Certificate to reflect the number, or any increase or decrease in the number, of Outstanding Trust Preferred Securities of the applicable Class represented thereby shall be made by the Securities Registrar (i) in such a manner and upon instructions given by such Person or Persons as shall be specified in such Trust Preferred Securities of the applicable Class or in a Sponsor order to be delivered to the Securities Registrar pursuant to Section 5.3 or (ii) otherwise in accordance with written instructions or such other written form or instructions as is customary for the Clearing Agency for such Trust Preferred

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Securities, from such Clearing Agency or its nominee on behalf of any Person having a beneficial interest in such Book-Entry Trust Preferred Securities Certificate. Subject to the provisions of Section 5.4, the Securities Registrar shall deliver and redeliver any Book-Entry Trust Preferred Securities Certificate in the manner and upon instructions given by the Person or Persons specified in such Book-Entry Trust Preferred Securities Certificate or in the applicable Sponsor order (and an Administrative Trustee shall execute such Book-Entry Trust Preferred Securities Certificate as shall be necessary in order to give effect to the foregoing).

(c) Any Book-Entry Trust Preferred Securities Certificate may be deposited with the Clearing Agency or its nominee, or may remain in the custody of the Certificate Custodian.

(d) Notwithstanding Section 5.4, transfers of a Book-Entry Trust Preferred Securities Certificate shall be limited to transfers in whole, but not in part, to the Clearing Agency, its successors or their respective nominees. Interests of Owners in a Book-Entry Trust Preferred Securities Certificate may be transferred in accordance with the rules and procedures of the Clearing Agency. Definitive Trust Preferred Securities Certificates shall be transferred to Owners in exchange for their beneficial interests in a Book-Entry Trust Preferred Securities Certificate if, and only if, either (1) the Clearing Agency notifies the Sponsor and the Securities Registrar that it is unwilling or unable to continue as Clearing Agency for the Book-Entry Trust Preferred Securities or if at any time the Clearing Agency ceases to be a Clearing Agency registered under the Exchange Act and, in either case, a successor Clearing Agency is not appointed by the Sponsor within 90 days of such notice, (2) an Event of Default has occurred and is continuing and the Securities Registrar has received a request from the Clearing Agency to issue Definitive Trust Preferred Securities Certificates of each Class in lieu of all or a portion of the Book-Entry Trust Preferred Securities (in which case an Administrative Trustee shall execute and deliver Definitive Trust Preferred Securities Certificates within 30 days of such request), or (3) the Sponsor determines not to have the Trust Preferred Securities represented by the Book-Entry Trust Preferred Securities Certificates.

(e) In connection with any transfer of a portion of the beneficial interests in a Book-Entry Trust Preferred Securities Certificate to Owners pursuant to this Section 5.11, the Securities Registrar shall reflect on its books and records the date and a decrease in the number of Book-Entry Trust Preferred Securities of the applicable Class in an amount equal to the number of such Trust Preferred Securities of the applicable Class to be transferred, and an Administrative Trustee shall execute and deliver one or more Definitive Trust Preferred Securities Certificates of the same Class representing the appropriate number of Trust Preferred Securities of such Class.

(f) In connection with the transfer of all the beneficial interests in a Book-Entry Trust Preferred Securities Certificate to Owners pursuant to this Section 5.11, the Book-Entry Trust Preferred Securities Certificates shall be deemed to be surrendered to the Securities Registrar for cancellation, and an Administrative Trustee shall execute and deliver to each Owner identified by the Clearing Agency in exchange for its beneficial interest in the Book-Entry Trust Preferred Securities Certificate being canceled, a Definitive Trust Preferred Security Certificate representing an equal number of Trust Preferred Securities of the applicable Class.

(g) None of the Issuer Trustees, the Securities Registrar, the Paying Agent or the Sponsor will have any responsibility or liability for any acts or omissions of any Clearing Agency with respect to any Book-Entry Trust Preferred Securities, or any aspect of the records relating to, or payments made on account of, Trust Preferred Securities by the Clearing Agency, or for maintaining, supervising or reviewing any records of the Clearing Agency relating to the Trust Preferred Securities, or for any transactions between or among a Clearing Agency and a Clearing

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Agency Participant and/or an Owner of a beneficial interest in any Book-Entry Trust Preferred Securities for transfers of beneficial interests in any Book-Entry Trust Preferred Securities. None of the Issuer Trustees, the Securities Registrar, the Paying Agent or the Sponsor shall be liable for any delay by the Clearing Agency in identifying Owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Clearing Agency for all purposes (including with respect to the registration and delivery, in the respective amounts, of Definitive Trust Preferred Securities Certificates to be issued).

Section 5.12 Notices to Clearing Agency.

To the extent that a notice or other communication to the Holders is required under this Declaration of Trust, for so long as Trust Preferred Securities are represented by Book-Entry Trust Preferred Securities Certificates, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

Section 5.13 Exchanges.

(a) This Section 5.13 provides for the procedures pursuant to which Holders:

(i) of Normal PPS may exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS; and

(ii) of Stripped PPS and Capital PPS may exchange Stripped PPS and Capital PPS for Normal PPS and Pledged Treasury Securities

(each, an “Exchange”, and the terms “Exchanged”, “Exchanging” and “Exchanges” having correlative meanings). All deposits, deliveries or transfers by a Holder pursuant to this Section 5.13 of Normal PPS, Capital PPS and treasury securities (including Qualifying Treasury Securities) shall be made by Book-Entry Transfer unless the recipient of such deposit, delivery or transfer expressly agrees otherwise in writing.

(b) Subject to the conditions set forth in this Declaration of Trust, during any Exchange Period a Holder of Normal PPS may effect an Exchange of Normal PPS and Qualifying Treasury Securities having a principal amount equal to the Liquidation Amount of such Normal PPS for Stripped PPS and Capital PPS, each having a Liquidation Amount equal to the Liquidation Amount of such Normal PPS, by:

(i) depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the principal amount of $1,000 for each Normal PPS being Exchanged;

(ii) transferring the Normal PPS being Exchanged to the Securities Registrar; and

(iii) delivering to the Collateral Agent and the Securities Registrar, together with the deposit of Qualifying Treasury Securities deposited pursuant to clause (i) and the transfer of Normal PPS pursuant to clause (ii), a duly executed and completed “Stripping Notice and Request” in the form printed on the reverse side of the form of Normal PPS Certificate (x) stating that the Holder is depositing the appropriate Qualifying Treasury Securities with the Collateral Agent for deposit in the Collateral Account, (y) stating that

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the Holder is transferring the related Normal PPS to the Securities Registrar in connection with an Exchange of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and (z) requesting the delivery to the Holder of such Stripped PPS and Capital PPS.

(c) Upon the deposit and transfer pursuant to Section 5.13(b) and receipt of the notice and request referred to in Section 5.13(b)(iii):

(i) the Collateral Agent will release Pledged Notes of a Like Amount from the Pledge, transfer such Pledged Notes to the Custody Account free and clear of the Sponsor’s security interest therein, and confirm to the Property Trustee in writing that such release and transfer has occurred;

(ii) the Collateral Agent shall continue to hold such Notes in the Custody Account as Custodial Agent for the Issuer Trust in connection with Capital PPS for which such Notes are Corresponding Assets; and

(iii) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Normal PPS transferred pursuant to Section 5.13(b)(ii) and deliver a Like Amount of Stripped PPS and Capital PPS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Class.

(d) Subject to the conditions set forth in this Declaration of Trust, during any Exchange Period a Holder of Stripped PPS and Capital PPS may effect an Exchange of Stripped PPS and Capital PPS for Normal PPS and Pledged Treasury Securities having a principal amount equal to the Liquidation Amount of each of the Stripped PPS and Capital PPS being Exchanged, by:

(i) transferring the Stripped PPS and the Capital PPS being Exchanged to the Securities Registrar; and

(ii) delivering to the Securities Registrar, together with the transfer of Stripped PPS and Capital PPS pursuant to clause (i), and concurrently delivering to the Collateral Agent a duly executed and completed “Recombination Notice and Request” in the form printed on the reverse side of the form of Capital PPS Certificate and Stripped PPS Certificate, (x) stating that the Holder is transferring the related Stripped PPS and Capital PPS to the Securities Registrar in connection with the Exchange of such Stripped PPS and Capital PPS for a Like Amount of each of Normal PPS and Pledged Treasury Securities, (y) requesting the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to the Liquidation Amount of each of the Stripped PPS and Capital PPS being exchanged, and (z) requesting the Securities Registrar to deliver to the Holder Normal PPS of a Like Amount.

(e) Upon the transfer pursuant to Section 5.13(d) and receipt of the notice and request referred to in Section 5.13(d):

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(i) the Collateral Agent will release Pledged Treasury Securities of a Like Amount from the Pledge and deliver such formerly Pledged Treasury Securities to the Holder free and clear of the Sponsor’s security interest therein, and confirm in writing to the Property Trustee and the Administrative Trustees that such release and transfer has occurred;

(ii) the Collateral Agent will transfer a Like Amount of Notes from the Custody Account to the Collateral Account, re-subjecting such Notes to the Pledge; and

(iii) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Stripped PPS and Capital PPS delivered pursuant to Section 5.13(d) and deliver a Like Amount of Normal PPS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Class.

Section 5.14 Remarketing Elections.

(a) This Section 5.14 provides for the procedures pursuant to which a Holder:

(i) of Normal PPS may elect (a “Contingent Exchange Election”) to cause the Pledged Notes that are Corresponding Assets for such Holder’s Normal PPS not to be offered in a Remarketing, with the consequence that such Holder will receive in exchange Stripped PPS and Capital PPS in a Like Amount if the Remarketing is Successful; and

(ii) of Capital PPS may elect (a “Contingent Disposition Election”) to cause the Notes that are Corresponding Assets for such Holder’s Capital PPS to be offered in the Remarketing, with the consequence that such Holder will receive the cash proceeds, net of the allocable portion of the Remarketing Agent’s fee, of the Remarketing of such Notes.

(b) Upon the written instruction of the Sponsor, the Property Trustee shall give appropriate instructions to the Collateral Agent and the Remarketing Agent in accordance with the Remarketing Agreement to offer for sale in each Remarketing, and if the Remarketing is Successful sell as part of such Remarketing, a principal amount of Notes equal to 100% of the principal amount of Notes included in the Trust Property minus the sum of (i) the Liquidation Amount of Normal PPS as to which a Contingent Exchange Election has been made and (ii) the Liquidation Amount of Capital PPS other than Capital PPS as to which a Contingent Disposition Election has been made.

(c) All deposits, deliveries or transfers by a Holder pursuant to this Section 5.14 of Normal PPS, Capital PPS and treasury securities (including Qualifying Treasury Securities) shall be made by Book-Entry Transfer unless the recipient of such deposit, delivery or transfer expressly agrees otherwise in writing.

(d) Subject to the conditions set forth in this Declaration of Trust, a Holder of Normal PPS may make a Contingent Exchange Election by:

(i) during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M.,

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New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Normal PPS that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed “Notice of Contingent Exchange Election” in the form printed on the reverse side of the form of Normal PPS Certificate; and

(ii) by not later than 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, depositing with the Collateral Agent, the treasury security that is the Qualifying Treasury Security on the date of deposit, in the amount of $1,000 for each Normal PPS that is subject to the Contingent Exchange Election.

(e) If a Holder has made an effective Contingent Exchange Election in accordance with the foregoing provisions:

(i) if the related Remarketing is Successful:

(x) the Collateral Agent will release Pledged Notes of a Like Amount from the Pledge, transfer such Notes to the Custody Account free and clear of the Sponsor’s security interest therein, deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 5.14(d)(ii) and confirm to the Property Trustee and the Administrative Trustees in writing that such release of transfers has occurred;

(y) the Collateral Agent shall continue to hold such Notes in the Custody Account as Custodial Agent for the Issuer Trust in connection with Capital PPS for which such Notes are Corresponding Assets; and

(z) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Normal PPS transferred pursuant to Section 5.14(d)(i) and deliver a Like Amount of Capital PPS and Stripped PPS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Class; and

(ii) if the related Remarketing is not Successful:

(x) promptly after the last day of the Remarketing Period, the Collateral Agent will deliver back to such Holder the Qualifying Treasury Securities delivered by such Holder to the Collateral Agent pursuant to the Section 5.14(d)(ii); and

(y) the Securities Registrar will disregard the delivery by such Holder of Normal PPS pursuant to Section 5.14(d)(i), with the consequence that such Holder shall be deemed continued to hold such Normal PPS.

(f) Subject to the conditions set forth in this Declaration of Trust, a Holder of Capital PPS may make a Contingent Disposition Election by, during the period that commences with the Securities Registrar’s opening of normal business hours on the tenth Business Day

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immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Capital PPS that are the subject of such Contingent Disposition Election to the Securities Registrar, accompanied by a duly completed “Notice of Contingent Disposition Election” in the form printed on the reverse side of the form of Capital PPS Certificate.

(g) If a Holder has made an effective Contingent Disposition Election in accordance with the foregoing provisions:

(i) if the related Remarketing is Successful:

(x) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Capital PPS transferred pursuant to Section 5.14(f); and

(y) on or promptly after the Remarketing Settlement Date, the Collateral Agent will pay to the Property Trustee or its designee, and the Property Trustee through the Paying Agent will pay to such Holder, an amount in cash for each Capital PPS subject to such Contingent Disposition Election equal to the proceeds of sale of $1,000 principal amount of Notes, net of a pro rata portion of the Remarketing Agent’s fee, in the Remarketing; and

(ii) if the Remarketing is not Successful, the Securities Registrar will disregard the delivery by such Holder of Capital PPS pursuant to Section 5.14(f), with the consequence that such Holder shall continue to hold such Capital PPS.

Section 5.15 Definitive Trust Preferred Securities Certificates.

The Trust Preferred Securities Certificates issued at the Time of Delivery shall be issued as Book-Entry Trust Preferred Securities Certificates in accordance with Section 2.4. Additionally, if (a) the Sponsor advises the Issuer Trustees in writing that the Clearing Agency (i) has notified the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Trust Preferred Securities Certificates and no successor Clearing Agency has been appointed within 90 days of this notice or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Clearing Agency is required to be so registered to act as a depositary and no successor Clearing Agency has been appointed within 90 days after the Sponsor has learned that the Clearing Agency has ceased to be so registered, (b) a Note Event of Default or a Preferred Stock Event of Default has occurred and is continuing, (c) the Sponsor at its option advises the Issuer Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, or (d) Owners of Trust Preferred Securities Certificates representing beneficial interests aggregating at least a Majority in Liquidation Amount of the Trust Preferred Securities of all Classes, considered together as a single Class, advise the Administrative Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Owners of Trust Preferred Securities Certificates, then the Administrative Trustees shall notify the other Issuer Trustees and the Clearing Agency, and the Clearing Agency, in accordance with its customary rules and procedures, shall notify all Clearing Agency Participants for whom it holds Trust Preferred Securities of the occurrence of any such event and of the availability of the Definitive Trust Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the

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same. Upon surrender to the Administrative Trustees of the typewritten Trust Preferred Securities Certificate or Certificates representing the Book-Entry Trust Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Trust Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Issuer Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Preferred Securities Certificates, the Issuer Trustees shall recognize the Holders of the Definitive Trust Preferred Securities Certificates as holders of Trust Securities. The Definitive Trust Preferred Securities Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees that meets the requirements of any stock exchange or automated quotation system on which the Trust Preferred Securities are then listed or approved for trading, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

Section 5.16 Rights of Holders; Waivers of Past Defaults.

(a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the beneficial interest in the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Preferred Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor will be fully paid and nonassessable beneficial interests in the Issuer Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b) For so long as any Trust Preferred Securities of the Affected Classes remain Outstanding, if, upon a Note Event of Default, the Note Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Property Trustee or the Holders of at least 25% in Liquidation Amount of the Trust Preferred Securities of the Affected Classes then Outstanding, considered together as a single Class, shall have the right to make such declaration by a notice in writing to the Sponsor, the Note Trustee and the Property Trustee, in the case of notice by the Holders of the Trust Preferred Securities of the Affected Classes, or to the Sponsor, the Note Trustee and the Holders of the Trust Preferred Securities of the Affected Classes, in the case of notice by the Property Trustee, and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable as provided in the Indenture, provided that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Note Trustee as provided in the Indenture, the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities of the Affected Classes, considered together as a single Class, by written notice to the Property Trustee, the Sponsor and the Note Trustee, may rescind and annul such declaration and its consequences if:

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(i) the Sponsor has paid or deposited with the Note Trustee a sum sufficient to pay

(A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Notes,

(B) the principal of (and premium, if any, on) any Notes that have become due otherwise than by such declaration of acceleration and interest (including any Additional Interest (as defined in the Indenture)) thereon at the rate borne by the Notes, and

(C) all sums paid or advanced by the Note Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Note Trustee, its agents and counsel; and

(ii) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Base Indenture.

The Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities of the Affected Classes, considered together as a single Class, may, on behalf of the Holders of all the Trust Preferred Securities of the Affected Classes, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Note Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Trust Preferred Securities of the Affected Classes a record date shall be established for determining Holders of Outstanding Trust Preferred Securities of the Affected Classes entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.16(b).

(c) For so long as any Trust Preferred Securities of the Affected Classes remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Indenture, upon a Note Event of Default specified in Section 5.1(1) of the Base Indenture, any Holder of Trust Preferred Securities of the Affected Classes shall have the right to

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institute a proceeding directly against the Sponsor, pursuant to Section 5.8 of the Base Indenture, for enforcement of payment to such Holder of any amounts payable in respect of a Like Amount of Notes (a “Direct Action”). Except as set forth in Section 5.16(b) and this Section 5.16(c), the Holders of Trust Preferred Securities of the Affected Classes shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes.

(d) For so long as any Trust Preferred Securities of the Affected Classes remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Stock Purchase Contract Agreement, if the Sponsor fails to pay when due any Contract Payments under the Stock Purchase Contract Agreement (after giving effect to the Sponsor’s deferral right under Section 2.7 of the Stock Purchase Contract Agreement), any Holder of Trust Preferred Securities of the Affected Classes shall have the right to institute a proceeding directly against the Sponsor, pursuant to Section 3.1 of the Stock Purchase Contract Agreement, for enforcement of payment to such Holder of any amounts payable in respect of a Like Amount of Stock Purchase Contracts (also a “Direct Action”). Except as set forth in this Section 5.16(d), the Holders of Trust Preferred Securities of the Affected Classes shall have no right to exercise directly any right or remedy under the Stock Purchase Contract Agreement available to the Issuer Trust (acting through the Property Trustee) as a party thereto.

(e) Except as otherwise provided in Sections 5.16(a), (b), (c) and (d), the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities may, on behalf of the Holders of all the Trust Preferred Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising there from shall be deemed to have been cured, for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 5.17 CUSIP Numbers.

The Administrative Trustees in issuing the Trust Preferred Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Property Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Trust Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Administrative Trustees will promptly notify the Property Trustee of any change in the CUSIP numbers.

Section 5.18 Remarketing Procedures.

(a) The Sponsor will give notice to the Property Trustee of a Remarketing at least 28 days prior to the first day of the related Remarketing Period. Upon written instruction of the Sponsor, the Property Trustee will give holders of Normal PPS and Capital PPS, and will request that the Clearing Agency give to its participants holding Normal PPS or Capital PPS, notice of a Remarketing at least 21 days prior to the first day of the related Remarketing Period. Such notices will set forth:

(i) the beginning and ending dates of the Remarketig Period and the applicable Remarketing Settlement Date and Stock Purchase Date in the event the Remarketing is successful;

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(ii) for interest periods for the Notes commencing on or after the Remarketing Settlement Date, the applicable interest payment dates and related record dates;

(iii) any change in the stated maturity date of the Notes and, if applicable, the date on and after which the Sponsor will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement);

(iv) whether, in connection with an Early Remarketing that is not the first scheduled Remarketing, the Sponsor’s obligations under the Notes will remain subordinated to Senior Debt (as defined in the Indenture) after the Remarketing Settlement Date;

(v) any other changes in the terms of the Notes notified by the Sponsor in connection with such Remarketing pursuant to Section 3.2 of the Indenture Supplement (including on a Final Remarketing that is a Failed Remarketing, any change in the Stated Maturity Date (as defined in the Indenture) and, if applicable, the date on or after which the Issuer Trust will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement));

(vi) the procedures a Holder of Normal PPS must follow to elect to exchange its Normal PPS for Stripped PPS and Capital PPS if the Remarketing is Successful, and the date by which such election must be made; and

(vii) the procedures a Holder of Capital PPS must follow to elect to dispose of its Capital PPS in connection with a Remarketing and the date by which such election must be made.

ARTICLE VI

ACTS OF HOLDERS; MEETINGS; VOTING

Section 6.1 Limitations on Voting Rights.

(a) Except as expressly provided in this Declaration of Trust and in the Indenture and as otherwise required by law, no Holder of Trust Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

(b) So long as any Notes are held by the Property Trustee on behalf of the Issuer Trust, the Issuer Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or execute any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past default that may be waived under Section 5.13 of the Base Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required by the Holders of the Notes pursuant to the terms of the Indenture, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Normal PPS and the Capital PPS then Outstanding, considered together as a single Class;

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provided, however, that where a consent under the Indenture would require the consent of each holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Normal PPS and Capital PPS. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Normal PPS and the Capital PPS, except by a subsequent vote of the Holders of the Normal PPS and the Capital PPS. The Property Trustee shall notify all Holders of the Normal PPS and the Capital PPS of any notice of default received with respect to the Notes. In addition to obtaining the foregoing approvals of the Holders of the Normal PPS and the Capital PPS, prior to taking any of the foregoing actions, the Issuer Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Issuer Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(c) For so long as any Stock Purchase Contracts are outstanding, the Issuer Trustees may consent to any amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, without having obtained the prior approval of the Holders of any Trust Preferred Securities to such amendment or modification, for the purposes of (i) evidencing the succession of another person to the Issuer Trust’s or the Property Trustee’s obligations thereunder, (ii) adding to the covenants therein for the benefit of the Issuer Trust or the Property Trustee or to surrender any of the Sponsor’s rights or powers thereunder, (iii) evidencing and providing for the acceptance of appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary under the Collateral Agreement, (iv) curing any ambiguity, or correcting or supplementing any provisions that may be inconsistent, (v) conforming the terms of the Stock Purchase Contract Agreement or the Collateral Agreement, to the descriptions thereof in the Prospectus, or (vi) making any other provisions with respect to such matters or questions, provided that such action pursuant to this clause (vi) shall not adversely affect the interest of the Holders of Trust Preferred Securities of any Class in any material respect. The Issuer Trustees may, with the consent of the Holders of not less than a Majority in Liquidation Amount of the Normal PPS and Stripped PPS then Outstanding, considered together as a single Class, agree to any other amendment to or modification of the Stock Purchase Contract Agreement or the Collateral Agreement, except that, without obtaining the prior written consent of each Holder of Normal PPS and Capital PPS then Outstanding, the Issuer Trustees may not agree to any amendment or modification that would (A) change any payment dates for Contract Payments, (B) change the amount or type of Pledged Notes or Pledged Treasury Securities required to be pledged under the Collateral Agreement, impair the right of the Property Trustee (on behalf of the Issuer Trust) to receive distributions on Pledged Notes or Pledged Treasury Securities or otherwise adversely affect the Issuer Trust’s rights in or to the Pledged Notes or Pledged Treasury Securities, (C) change the place or currency or reduce any Contract Payments, (D) impair the Property Trustee’s right (or any Holder’s right pursuant to Section 5.16(d)) to institute suit for the enforcement of the Stock Purchase Contracts or payment of any Contract Payments, or (E) reduce the number of shares of Preferred Stock purchasable under the Stock Purchase Contracts, increase the price to purchase Preferred Stock upon settlement of the Stock Purchase Contracts, change the Stock Purchase Date or otherwise adversely affect the Issuer Trust’s rights under the Stock Purchase Contracts.

(d) So long as any shares of Preferred Stock are held by the Property Trustee on behalf of the Issuer Trust, the Issuer Trustees shall not waive any Preferred Stock Default without obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Normal PPS and the Stripped PPS then Outstanding, considered together as a single Class. Additionally, in addition to and notwithstanding the foregoing, the Issuer Trustees shall not consent to any amendment to the Articles of Amendment or the Sponsor’s articles of

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incorporation that would change the dates on which dividends are payable on the Preferred Stock or the amount of such dividends, without the prior written consent of each Holder of Normal PPS and Stripped PPS. In addition to obtaining the foregoing approvals of the Holders of Normal PPS and Stripped PPS, prior to taking any of the foregoing actions, the Issuer Trustee shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Issuer Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(e) If any proposed amendment to or modification of the Declaration of Trust, the Stock Purchase Contract Agreement or the Collateral Agreement provides for, or the Issuer Trustees otherwise propose to effect, any action that would adversely affect in any material respect the powers, preferences or special rights of the Trust Preferred Securities of any Class in a manner that is different from the manner in which it would affect the Trust Preferred Securities of other Classes, whether by way of amendment to or modification of the Declaration of Trust, the Stock Purchase Contract Agreement or the Collateral Agreement or otherwise, then the Holders of the Outstanding Trust Preferred Securities of such Class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities of such Class.

(f) No amendment to or modification of any Transaction Document that adversely affects the rights, duties or immunities of the Securities Registrar, the Paying Agent, the Collateral Agent, the Securities Intermediary or the Custodial Agent shall be effective as against any such affected party without its consent.

(g) The Issuer Trustees may request a vote or seek the consent of the Holders of the applicable classes of PPS in connection with any matters on which it is permitted to exercise voting or other consensual rights with respect to the Notes pursuant to Section 7.01 of the Collateral Agreement.

Section 6.2 Notice of Meetings.

Notice of all meetings of the Holders of the Trust Preferred Securities of any one or more Classes, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 12.8 to each Holder of Trust Preferred Securities of each Class entitled to attend such meeting, at such Holder’s registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.3 Meetings of Holders of the Trust Preferred Securities.

No annual meeting of Holders is required to be held. However, the Property Trustee or the Administrative Trustees shall call a meeting of the Holders of the Trust Preferred Securities of a Class to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Trust Preferred Securities of such Class; the Property Trustee or the Administrative Trustees shall call a meeting of the Holders of the Trust Preferred Securities of all Classes to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Trust Preferred Securities of all Classes, considered together; and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of the Trust Preferred Securities of any Class or Classes to vote on any matters as to which such Holders are entitled to vote.

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The Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities of the Class or Classes (as applicable) entitled to attend a meeting, present in person or by proxy, shall constitute a quorum at any meeting of the Holders of the Trust Preferred Securities.

If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding Trust Preferred Securities representing at least a Majority in Liquidation Amount of the Trust Preferred Securities of the Class or Classes (as applicable) entitled to attend such meeting held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of the Trust Preferred Securities of the Class or Classes (as applicable) invited to attend such meeting, unless this Declaration of Trust requires a greater number of affirmative votes.

Section 6.4 Voting Rights.

Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

Section 6.5 All Votes Must Be Made by a United States Person.

Voting and consensual rights available to or in favor of Holders or Owners under this Declaration of Trust may be exercised only by a United States Person that is a beneficial owner of a Trust Security or by a United States Person acting as irrevocable agent with discretionary powers for the beneficial owner of a Trust Security that is not a United States Person. Holders that are not United States Persons must irrevocably appoint a United States Person with discretionary powers to act as their agent with respect to such voting and consensual rights.

Section 6.6 Proxies, Etc.

At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

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Section 6.7 Holder Action by Written Consent.

Any action that may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all Trust Preferred Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Declaration of Trust) shall consent to the action in writing.

Section 6.8 Record Date for Voting and Other Purposes.

For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes. The Administrative Trustees shall cause a notice of any such date fixed in respect of any such distribution to be forwarded to each Paying Agent and the Property Trustee.

Section 6.9 Acts of Holders.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee and the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Issuer Trustee receiving the same deems sufficient.

The ownership of Trust Securities shall be proved by the Securities Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Issuer Trustees, or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

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Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

If any dispute shall arise between the Holders and the Issuer Trustees or among the Holders or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

Section 6.10 Inspection of Records.

Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder’s interest as a Holder.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1 Representations and Warranties of the Property Trustee and the Delaware Trustee.

The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Holders that:

(a) the Property Trustee is a national banking association, duly organized and validly existing under the laws of the United States;

(b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration of Trust and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration of Trust;

(c) the Delaware Trustee is a national banking association, duly organized and validly existing under the laws of the United States;

(d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration of Trust and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration of Trust;

(e) this Declaration of Trust has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

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(f) the execution, delivery and performance of this Declaration of Trust have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of shareholders of the Property Trustee and the Delaware Trustee and such execution, delivery and performance will not (i) violate the charter or by-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, governing the banking or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

(g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Declaration of Trust nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as the case may be) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the State of Delaware, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context), other than the filing of the Certificate of Trust with the Delaware Secretary of State; and

(h) there are no proceedings pending or, to the best of each of the Property Trustee’s and the Delaware Trustee’s knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Issuer Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Issuer Trustees under this Declaration of Trust.

Section 7.2 Representations and Warranties of Sponsor.

The Sponsor hereby represents and warrants for the benefit of the Holders that:

(a) the Trust Securities Certificates issued at the Time of Delivery on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Issuer Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust, and the Holders will be, as of such date, entitled to the benefits of this Declaration of Trust; and

(b) there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by any Issuer Trustee of this Declaration of Trust.

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ARTICLE VIII

THE ISSUER TRUSTEES

Section 8.1 Certain Duties and Responsibilities.

(a) The duties and responsibilities of the Issuer Trustees shall be as provided by this Declaration of Trust, subject to Section 12.10. Notwithstanding the foregoing, no provision of this Declaration of Trust shall require any of the Issuer Trustees to expend or risk its or their own funds or otherwise incur any financial liability in the performance of any of its or their duties hereunder, or in the exercise of any of its or their rights or powers, if it or they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees shall be subject to the provisions of this Section 8.1. To the extent that, at law or in equity, an Issuer Trustee has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee’s good faith reliance on the provisions of this Declaration of Trust. Except as otherwise required by the Trust Indenture Act and the Commission’s rules thereunder applicable to indentures qualified under such Act, the provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Issuer Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Issuer Trustees.

(b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Issuer Trustees are not personally liable to such Holder for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act.

(c) If an Event of Default has occurred and is continuing, the Property Trustee shall enforce this Declaration of Trust and the Transaction Agreements for the benefit of the Holders.

(d) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust (including pursuant to Section 12.10), and no implied covenants shall be read into this Declaration of Trust against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Section 5.13 of the Base Indenture), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

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(e) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

(A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration of Trust (including pursuant to Section 12.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust (including pursuant to Section 12.10); and

(B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Declaration of Trust;

(ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Sponsor or the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities of all Affected Classes considered together as a single Class, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

(iv) the Property Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Notes and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

(v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

(vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees, the Sponsor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the Remarketing Agent or any other Person, with their respective duties under this Declaration of Trust or any

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Transaction Document, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrative Trustees, the Sponsor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the Remarketing Agent or any other Person; and

(vii) subject to Section 8.1(c), no provision of this Declaration of Trust shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or adequate indemnity against such risk or liability is not reasonably assured to it.

(f) The Administrative Trustees shall not be responsible for monitoring the compliance by the other Issuer Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall either Administrative Trustee be liable for the default or misconduct of any other Issuer Trustee or the Sponsor.

Section 8.2 Certain Notices.

Within 30 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee or the Administrative Trustees, the Property Trustee or the Administrative Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such Event of Default to the Holders of each Affected Class, unless such Event of Default shall have been cured or waived.

For so long as Notes are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Property Trustee or the Administrative Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such exercise to the Holders of the Normal PPS and the Capital PPS, unless such exercise shall have been revoked.

If during any calendar year any original issue discount shall have accrued on the Notes, the Sponsor shall file with each Paying Agent (including the Property Trustee if it is a Paying Agent) promptly at the end of such calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

For so long as Stock Purchase Contracts are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s exercise of its right to defer Contract Payments, the Property Trustee or the Administrative Trustees shall transmit, in the manner and to the extent provided in Section 12.8, notice of such exercise to the Holders of the Normal PPS and the Stripped PPS, unless such exercise shall have been revoked.

For so long as shares of Preferred Stock are included within the Trust Property, within five Business Days after the receipt of notice of the Sponsor’s determination not to pay dividends on a dividend payment date, the Property Trustee shall transmit, in the manner and to the extent provided in Section 12.8, notice of such decision to the Holders of the Normal PPS and Stripped PPS, unless such notice shall have been revoked.

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The Property Trustee shall not be deemed to have knowledge of any Event of Default unless the Property Trustee shall have received written notice or a Responsible Officer of the Property Trustee charged with the administration of this Declaration of Trust shall have obtained actual knowledge of such Event of Default.

Section 8.3 Certain Rights of Property Trustee.

Subject to the provisions of Section 8.1:

(a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Declaration of Trust, then, except as to any matter as to which the Holders of the Trust Preferred Securities are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Sponsor requesting the Sponsor’s opinion as to the course of action to be taken; provided, however, that if the Sponsor fails to deliver such opinion, the Property Trustee may take such action, or refrain from taking such action, as the Property Trustee shall deem advisable and in the interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

(c) any direction or act of the Sponsor contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers’ Certificate;

(d) any direction or act of an Administrative Trustee contemplated by this Declaration of Trust shall be sufficiently evidenced by a certificate executed by such Administrative Trustee and setting forth such direction or act;

(e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

(f) the Property Trustee may consult with counsel of its own selection (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

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(g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Holders pursuant to this Declaration of Trust, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; provided that nothing contained in this Section 8.3(g) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;

(h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and in all events shall incur no liability of any kind by reason of such inquiry or investigation;

(i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible only for its own negligence or willful misconduct with respect to selection of any agent or attorney appointed by it hereunder and shall not be liable for any act or omission of such agent or attorney selected with due care;

(j) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

(k) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust. No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on any Issuer Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee shall be construed to be a duty.

Section 8.4 Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Issuer Trust and the Sponsor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Notes.

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Section 8.5 May Hold Securities.

Any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Issuer Trust with the same rights it would have if it were not Issuer Trustee or such other agent.

Section 8.6 Compensation; Indemnity; Fees.

The Sponsor agrees:

(a) to pay to the Issuer Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be separately agreed by the Sponsor and the Issuer Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Issuer Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by their own negligence, bad faith or willful misconduct; and

(c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) any Affiliate of any Issuer Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (iv) any employee or agent of the Issuer Trust (referred to herein as an “Indemnified Person”) from and against any loss, damage, liability, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or dissolution of the Issuer Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Issuer Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence, bad faith or willful misconduct with respect to such acts or omissions.

The provisions of this Section 8.6 shall survive the termination of this Declaration of Trust and the removal or resignation of any Issuer Trustee. No Issuer Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.6.

Notwithstanding any provision of law or equity, the Sponsor and any Issuer Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Notwithstanding any provision of law or equity, neither the Sponsor nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Sponsor and any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to

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recommend to others any such particular investment or other opportunity. Notwithstanding any provision of law or equity, any Issuer Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as Depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 8.7 Corporate Property Trustee Required; Eligibility of Issuer Trustees and Administrative Trustees.

(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.7 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.7, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

(b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

(c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware, or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

Section 8.8 Conflicting Interests.

(a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust.

(b) The Guarantee Agreement and the Indenture shall be deemed to be specifically described in this Declaration of Trust for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 8.9 Co-Trustees and Separate Trustee.

Unless and until a Note Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of Common Securities and the Administrative Trustees shall have the power to appoint one or more

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Persons either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If a Note Event of Default shall have occurred and be continuing, the Property Trustee shall have the sole power to so appoint such a co-trustee or separate trustee, and upon the written request of the Property Trustee, the Sponsor, and the Administrative Trustees shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, such co-trustee or separate trustee. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(a) The Trust Securities shall be executed by one or more Administrative Trustees, and the Trust Securities shall be delivered by the Property Trustee or an Administrative Trustee on behalf of the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder shall be exercised solely by the Property Trustee and not by such co-trustee or separate trustee.

(b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.9, and, in case a Note Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section 8.9.

No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

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(d) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

(e) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 8.10 Resignation and Removal; Appointment of Successor.

No resignation or removal of any Issuer Trustee (the “Relevant Trustee”) and no appointment of a successor Issuer Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of Section 8.11.

Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders and by appointing a successor Relevant Trustee. The Relevant Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements its expenses and charges to serve as the Relevant Trustee on a form provided by the Administrative Trustees, and selecting the Person who agrees to the lowest expenses and charges. If the instrument of acceptance by the successor Issuer Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Sponsor, in the case of the Property Trustee, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

The Administrative Trustees, or any of them, may be removed at any time by Act of the Holders of Common Securities delivered to the Relevant Trustee.

The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and, in the case of the Property Trustee, on behalf of the Issuer Trust) (i) for cause (including upon the occurrence of an Event of Default described in subparagraph (d) of the definition thereof with respect to the Relevant Trustee), or (ii) at any time if a Note Event of Default shall have occurred and be continuing. Unless and until a Note Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at any time by Act of the Holders of the Common Securities.

If a resigning Property Trustee or Delaware Trustee shall fail to appoint a successor, or if the Property Trustee or the Delaware Trustee shall be removed or become incapable of acting as Issuer Trustee, or if a vacancy shall occur in the office of the Property Trustee or the Delaware Trustee for any cause, the Holders of the Common Securities by Act of such Holders delivered to the Relevant Trustee or, if a Note Event of Default shall have occurred and be continuing, the Holders of the Trust Preferred Securities, by Act of the Holders of not less than 25% in aggregate Liquidation Amount of the Trust Preferred Securities then Outstanding delivered to such Relevant Trustee, may appoint a successor Relevant Trustee or Issuer Trustees, and such successor Issuer Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holders of the Common Securities or Trust Preferred Securities, as the case may be, and accepted appointment in the manner required by Section 8.11, any Holder, on behalf of such Holder and all others similarly situated, or any other Issuer Trustee, may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

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The Property Trustee shall give notice of each resignation and each removal of an Issuer Trustee and each appointment of a successor Issuer Trustee to all Holders in the manner provided in Section 12.8 and shall give notice to the Sponsor and to the Administrative Trustees. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

Notwithstanding the foregoing or any other provision of this Declaration of Trust, if any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor being a Person who satisfies the eligibility requirement for the Delaware Trustee set forth in Section 8.7).

Section 8.11 Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by the Sponsor) and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and (b) shall add to or change any of the provisions of this Declaration of Trust as shall be necessary to provide for or facilitate the administration of the Issuer Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act; but, on request of the Issuer Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

Upon request of any such successor Relevant Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

Section 8.12 Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person, succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act.

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Section 8.13 Preferential Collection of Claims Against Sponsor or Issuer Trust.

If and when the Property Trustee shall be or become a creditor of the Sponsor or the Issuer Trust (or any other obligor upon the Trust Preferred Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or the Issuer Trust (or any such other obligor).

Section 8.14 Property Trustee May File Proofs of Claim.

In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.15 Reports by Property Trustee.

(a) Within 60 days after May 15 of each year commencing with May 15, 2007, the Property Trustee shall transmit to all Holders in accordance with Section 12.8, and to the Sponsor, a brief report dated as of the immediately preceding May 15 with respect to:

(i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

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(ii) a statement that the Property Trustee has complied with all of its obligations under this Declaration of Trust during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such May 15 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

(iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

(b) In addition, the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Declaration of Trust as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

(c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange or interdealer quotation system or self-regulatory organization upon which the Trust Preferred Securities are listed or quoted, if any, and with the Commission, the Sponsor and the relevant stock exchange or self-regulatory organization.

Section 8.16 Reports to the Property Trustee.

Each of the Sponsor and the Administrative Trustees shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Sponsor and the Administrative Trustees shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all of the terms and covenants (if any) applicable to such Person hereunder.

Section 8.17 Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Administrative Trustees shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers’ Certificate.

Section 8.18 Number of Issuer Trustees.

(a) The number of Issuer Trustees shall be five, unless the Property Trustee also acts as the Delaware Trustee, in which case the number of Issuer Trustees may be four.

(b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

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(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to annul, terminate or dissolve the Issuer Trust.

Section 8.19 Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) or making any governmental filing.

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration of Trust.

ARTICLE IX

DISSOLUTION, LIQUIDATION AND MERGER

Section 9.1 Perpetual Existence.

The Issuer Trust shall have perpetual existence and shall be dissolved only in accordance with this Article IX.

Section 9.2 Early Dissolution.

The first to occur of any of the following events is an “Early Dissolution Event”:

(a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor, unless the Common Securities shall be transferred as provided by Section 5.10, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

(b) the redemption of all of the Trust Preferred Securities in accordance with the provisions of this Declaration of Trust; and

(c) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

If an Early Dissolution Event occurs, Section 9.4 shall apply.

Section 9.3 Dissolution.

The respective obligations and responsibilities of the Issuer Trustees, the Administrative Trustees and the Issuer Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Issuer Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2; (b) the payment of any expenses owed by the Issuer Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Issuer Trust or the Holders.

DECLARATION OF TRUST

Section 9.4 Liquidation.

(a) If an Early Dissolution Event specified in clause (a) of Section 9.2 occurs, the Issuer Trust shall be liquidated by the Property Trustee and the Administrative Trustees as expeditiously as the Property Trustee and the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to each Holder of Trust Preferred Securities of each Class a Like Amount of Corresponding Assets as of the date of such distribution, subject to Section 9.4(d). If an Early Dissolution Event specified in clause (c) of Section 9.2 occurs, because such Early Dissolution Event is also an Early Settlement Event, unless otherwise required by applicable law the Issuer Trust will not be liquidated until after the Stock Purchase Date but, commencing promptly after the Stock Purchase Date, the Issuer Trust shall be liquidated by the Property Trustee and the Administrative Trustees as expeditiously as the Property Trustee and the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to each Holder of Trust Preferred Securities of each Class a Like Amount of Corresponding Assets as of the date of such distribution, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee or the Administrative Trustees by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Preferred Securities of each Class at such Holder’s address appearing in the Securities Register. All such notices of liquidation shall:

(i) state the CUSIP Number of the Trust Securities of each Class;

(ii) state the Liquidation Date;

(iii) state that from and after the Liquidation Date, the Trust Securities of such Class will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Corresponding Assets as of the date of such distribution, or if Section 9.4(d) applies, a right to receive a Liquidation Distribution; and

(iv) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates of such Class for Corresponding Assets, or if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees shall deem appropriate.

(b) Except where Section 9.2(b) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Corresponding Assets to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, establish such procedures as the Administrative Trustees shall deem appropriate to effect the distribution of Corresponding Assets in exchange for the Outstanding Trust Securities Certificates of the related Classes.

(c) Except where Section 9.2(b) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) if the Corresponding Assets for a Class of Trust Preferred Securities are Notes or shares of Preferred Stock, certificates representing a Like Amount of Notes or Preferred Stock (or fractional interests in or depositary

DECLARATION OF TRUST

shares for Preferred Stock) will be issued to Holders of Trust Securities Certificates of the relevant Classes, upon surrender of such certificates to the exchange agent for exchange, and where Pledged Treasury Securities are Corresponding Assets, Pledged Treasury Securities will be delivered by Book-Entry Transfer to Holders upon surrender of such certificates, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Corresponding Assets of the applicable Class until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest, principal, dividends, redemption price or otherwise will be made to Holders of Trust Securities Certificates with respect to such Corresponding Assets) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Corresponding Assets upon surrender of Trust Securities Certificates.

(d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Corresponding Assets in the manner provided herein is determined by the Property Trustee and the Administrative Trustees not to be possible, or if an Early Dissolution Event specified in clause (b) of Section 9.2 occurs, the Trust Property shall be liquidated, and the Issuer Trust’s affairs wound-up, by the Property Trustee and the Administrative Trustees in such manner as the Administrative Trustees determine. In such event, upon the winding-up of the Issuer Trust except with respect to an Early Dissolution Event specified in clause (b) of Section 9.2, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such winding-up, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts), except that the right of Holders of the Common Securities to receive Liquidation Distributions will be subordinated to the right of Holders of Trust Preferred Securities to receive Liquidation Distributions as provided in Section 4.3(c).

Section 9.5 Mergers, Consolidations, Amalgamations or Replacements of Issuer Trust.

The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to Section 9.4 or this Section 9.5. At the request of the Holders of the Common Securities, with the consent of the Administrative Trustees, but without the consent of the Holders of the Trust Preferred Securities of any Class, the Property Trustee or the Delaware Trustee, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided that (i) such successor entity either (a) expressly assumes all of the obligations of the Issuer Trust with respect to the Trust Preferred Securities, or (b) substitutes for the Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the “Successor Securities”) so long as the Successor Securities have the same priority as the Trust Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Trust Preferred Securities are listed, (iii) a trustee of such successor entity possessing the same powers and duties as the

DECLARATION OF TRUST

Property Trustee is appointed to hold the Trust Property, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities of any Class (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Trust Preferred Securities of any Class (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Issuer Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Property Trustee has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities of any Class (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an “investment company” under the Investment Company Act, (viii) the Issuer Trust has received an Opinion of Counsel experienced in such matters that such merger, consolidation, amalgamation, conveyance, transfer or lease will not cause the Issuer Trust or the successor entity to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and (ix) the Sponsor or its permitted transferee owns all of the Common Securities of such successor entity and the Sponsor guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement. The Issuer Trust may with the consent of Holders of all of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it even if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would otherwise not be permitted under (viii) of the preceding sentence.

ARTICLE X

QUALIFYING TREASURY SECURITIES

Section 10.1 Qualifying Treasury Securities.

(a) The Administrative Trustees or any one of them shall, for each March 15, June 15, September 15 and December 15, commencing on March 15, 2007 and ending on the Stock Purchase Date or the earlier termination of the Stock Purchase Contracts, or if any such day is not a Business Day, the immediately succeeding Business Day (each, a “Reference Date”) identify:

(i) the 13-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date, or

(ii) if no 13-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date is or is scheduled to be outstanding on the immediately preceding Reference Date, the 26-week treasury bill that matures at least one and not more than six Business Days prior to that Reference Date, or

(iii) if neither of such treasury bills is or is scheduled to be outstanding on the immediately preceding Reference Date, any other treasury security (which may be a zero coupon treasury security) that is outstanding on the immediately preceding Reference Date, is highly liquid and matures at least one Business Day prior to such Reference Date; provided that any treasury security identified pursuant to this clause (iii) shall be selected in a manner intended to minimize the cash value of the security selected.

DECLARATION OF TRUST

(b) The Administrative Trustees or any one of them shall use commercially reasonable efforts to identify the security meeting the foregoing criteria for each Reference Date promptly after the Department of the Treasury makes the schedule for upcoming auctions of treasury securities publicly available and shall, to the extent that a security previously identified with respect to any Reference Date is no longer expected to be outstanding on the immediately preceding Reference Date, identify another security meeting the foregoing criteria for such Reference Date. The security most recently identified by the Administrative Trustees or any one of them with respect to any Reference Date shall be the “Qualifying Treasury Security” with respect to the period from and including its date of issuance (or if later, the date of maturity of the Qualifying Treasury Security with respect to the immediately preceding Reference Date) to but excluding its date of maturity, and the Administrative Trustees’ identification of a security as a Qualifying Treasury Security for such period shall be final and binding for all purposes absent manifest error. The Administrative Trustees or any one of them shall give (or cause to be given) prompt written notice to the Company, the Collateral Agent, the Custodial Agent and the Property Trustee of each determination made pursuant to this Section 10.1.

ARTICLE XI

OTHER PPS RELATED PROVISIONS

Section 11.1 Agreed Tax Treatment.

Each Holder of Trust Preferred Securities agrees, by acceptance of Trust Preferred Securities, and each Owner agrees, by acceptance of a beneficial interest in Trust Preferred Securities, to treat for all U.S. federal income tax purposes (i) the Issuer Trust as one or more grantor trusts or agency arrangements, (ii) itself as the owner of the Corresponding Assets for the related Class of Trust Preferred Securities, (iii) in the case of Normal PPS the fair market value of the $1,000 principal amount of Notes corresponding to one Normal PPS as $• and the fair market value of 1/100th fractional interest in a Stock Purchase Contract corresponding to one Normal PPS as $• at the time of initial purchase, (iv) the Notes as indebtedness of the Sponsor, and (v) the stated interest on the Notes as ordinary interest income that is includible in the Holder’s or Owner’s gross income at the time the interest is paid or accrued in accordance with the Holder’s or Owner’s regular method of tax accounting, and otherwise to treat the Notes as described in the Prospectus.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.1 Limitation of Rights of Holders.

Except as set forth in Section 9.2, the death, dissolution, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust nor dissolve, terminate or annul the Issuer Trust, nor entitle the legal representatives or heirs of such person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

DECLARATION OF TRUST

Section 12.2 Amendment.

(a) This Declaration of Trust may be amended from time to time by the Administrative Trustees and the Holders of all of the Common Securities, without the consent of any Holder of the Trust Preferred Securities, the Property Trustee or the Delaware Trustee (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which shall not be inconsistent with the other provisions of this Declaration of Trust, (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable as a corporation or classified as a partnership for U.S. federal income tax purposes at all times that any Trust Securities are outstanding, to ensure that the Issuer Trust will not be required to register as an “investment company” under the Investment Company Act or to ensure the treatment of the Trust Preferred Securities as Tier 1 regulatory capital under the prevailing Federal Reserve Board rules and regulations, (iii) to provide that Trust Preferred Securities Certificates may be executed by an Administrative Trustee by facsimile signature instead of manual signature, in which case such amendment(s) shall also provide for the appointment by the Sponsor of an authentication agent, the fees and expenses of which will be paid by the Sponsor, a form of authentication certificate, and provisions to the effect that Trust Preferred Securities Certificates that have been executed by an Administrative Trustee by facsimile signature shall not be entitled to any benefit under the Declaration of Trust or be valid or obligatory for any purpose unless the certificate of authentication thereon has been executed by the authentication agent by manual signature, or (iv) to conform the terms of this Declaration of Trust to the description of this Declaration of Trust and the Trust Securities in the Prospectus; provided, however, that in the case of either clause (i) or (ii), such action shall not adversely affect in any material respect the interests of any Holder, the Property Trustee or the Delaware Trustee; provided, further, that in the case of clause (iv), the Sponsor shall deliver to the Property Trustee an Officers’ Certificate and an Opinion of Counsel (who may be counsel to the Sponsor or the Issuer Trust), in each case confirming that such amendment has the effect of conforming the terms of this Declaration of Trust to the descriptions of this Declaration of Trust and the Trust Securities in the Prospectus. Any such amendment shall become effective when notice is given to the Property Trustee and the Holders of the Trust Preferred Securities.

(b) Except as provided in Section 12.2(c), any provision of this Declaration of Trust may be amended by the Administrative Trustees and the Holders of all of the Common Securities and with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Outstanding Trust Preferred Securities of each Affected Class, and (ii) receipt by the Issuer Trustees of an Opinion of Counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Issuer Trustees or the Administrative Trustees in accordance with such amendment will not affect the Issuer Trust’s status as a grantor trust or cause the Issuer Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or affect the Issuer Trust’s exemption from status as an “investment company” under the Investment Company Act.

(c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Holder, this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date; and notwithstanding any other provision herein, without the unanimous consent of the Holders, this Section 12.2(c) may not be amended.

DECLARATION OF TRUST

(d) Notwithstanding any other provisions of this Declaration of Trust, no Issuer Trustee shall enter into or consent to any amendment to this Declaration of Trust that would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an “investment company” under the Investment Company Act or to be taxable as a corporation or to be classified as other than as one or more grantor trusts or agency arrangements for U.S. federal income tax purposes. In particular, no Issuer Trustee shall enter into or consent to any amendment to this Declaration of Trust that would cause the Issuer Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Sponsor and the Administrative Trustees, this Declaration of Trust may not be amended in a manner that imposes any additional obligation on the Sponsor or the Administrative Trustees.

(f) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Property Trustee, this Declaration of Trust may not be amended in a manner that imposes any additional obligation on the Property Trustee or that adversely affects the Property Trustee.

(g) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Delaware Trustee, this Declaration of Trust may not be amended in a manner that imposes any additional obligation on the Delaware Trustee or that adversely affects the Delaware Trustee.

(h) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Securities Registrar and the Paying Agent, this Declaration of Trust may not be amended in a manner that imposes any additional obligation on the Securities Registrar or the Paying Agent or that adversely affects the Securities Registrar or the Paying Agent.

(i) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Sponsor, the Property Trustee and the Delaware Trustee a copy of such amendment.

(j) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust that affects its own rights, duties or immunities under this Declaration of Trust. The Property Trustee and the Delaware Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

Section 12.3 Separability Clause.

In case any provision in this Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.4 Governing Law.

This Declaration of Trust and the Trust Securities shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

DECLARATION OF TRUST

Section 12.5 Payments Due on Non-Business Day.

If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

Section 12.6 Successors and Assigns.

All covenants and agreements in this Declaration of Trust by each party hereto shall bind its successors and assigns, whether so expressed or not. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article VIII of the Base Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor’s obligations hereunder, the Sponsor shall not assign its obligations hereunder.

Section 12.7 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.8 Reports, Notices and Demands.

Any report, notice, demand or other communication that by any provision of this Declaration of Trust is required or permitted to be given or served to or upon any Holder, the Sponsor or the Administrative Trustees may be given or served in writing by deposit thereof, first-class, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Trust Preferred Securities, to such Holder as such Holder’s name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities or the Sponsor, to SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308, Attention: Treasurer, or to such other address as may be specified in a written notice by the Sponsor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Sponsor or the Holder of the Common Securities shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Sponsor or the Holder of the Common Securities, as the case may be.

Any notice, demand or other communication that by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Issuer Trust, the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Issuer Trust shall be given in writing addressed to such Person as follows: (a) with respect to the Property Trustee, to U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Department; (b) with respect to the Delaware Trustee, to U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Services Division; (c) with respect to the Administrative Trustees, to them at the address above for notices to the Sponsor, marked “Attention: Administrative Trustees of SunTrust Preferred Capital I”; and (d) with respect to the Issuer Trust, to its principal office specified in Section 2.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Issuer Trust, the Property Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee or such Administrative Trustee.

DECLARATION OF TRUST

Section 12.9 Agreement Not to Petition.

Each of the Issuer Trustees and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been dissolved in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including the United States Bankruptcy Code) (collectively, “Bankruptcy Laws”) or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. If the Sponsor takes action in violation of this Section 12.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Issuer Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert.

Section 12.10 Trust Indenture Act; Conflict with Trust Indenture Act.

(a) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Declaration of Trust, the latter provision shall control. If any provision of this Declaration of Trust modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration of Trust as so modified or to be excluded, as the case may be.

(b) The Property Trustee shall be the only Issuer Trustee that is a trustee for the purposes of the Trust Indenture Act.

(c) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

Section 12.11 Acceptance of Terms of Declaration of Trust, Guarantee Agreement and Indenture.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

* * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

DECLARATION OF TRUST

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Declaration of Trust as of the day and year first above written.

SunTrust Banks, Inc., as Sponsor

By:
Name:
Title:

U.S. Bank National Association, as Property Trustee

By:
Name:
Title:

U.S. Bank Trust National Association, as Delaware Trustee

By:
Name:
Title:

Raymond D. Fortin, as Administrative Trustee

Jerome T. Lienhard, II, as Administrative Trustee

Kenneth R. Houghton, as Administrative Trustee

DECLARATION OF TRUST

EXHIBIT A

[CERTIFICATE OF TRUST]

A-1

DECLARATION OF TRUST

EXHIBIT B

(FORM OF FACE OF CAPITAL PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION OF TRUST HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE ”DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Capital PPS:
CUSIP No.

SUNTRUST PREFERRED CAPITAL I

CAPITAL PPS

This Capital PPS Certificate certifies that {                            } is the registered Holder of the number of Capital PPS set forth above {for inclusion in Global Certificates only - or such other number of Capital PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Capital PPS represents a beneficial interest in (the ”Issuer Trust”), having a Liquidation Amount of $1,000. The Capital PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital PPS are set forth in, and this certificate and the Capital PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of October •, 2006, as the same may be amended and restated from time to time (the “Declaration of Trust”), including the designation of the terms of the Capital PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and U.S. Bank National Association, as Guarantee Trustee, dated as of October •, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein.

DECLARATION OF TRUST

Section 5.13(d) of the Declaration of Trust provides for the procedures pursuant to which Holders of Capital PPS and Stripped PPS may exchange them for Normal PPS and Qualifying Treasury Securities and Section 5.14(f) of the Declaration of Trust provides for the procedures pursuant to which Holders of Capital PPS may elect to dispose of Capital PPS in the event a Remarketing is Successful. The forms of Recombination Notice and Request and Notice of Contingent Disposition Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration of Trust and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Capital PPS Certificate.

SunTrust Preferred Capital I, acting through one of its Administrative Trustees

By:
Name:

Date:

DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian (cust)(minor) Under Uniform Gifts to Minors Act of ----------------

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Capital PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                         , to transfer said Capital PPS Certificates on the books of SunTrust Preferred Capital I, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Capital PPS Certificates in every particular, without alteration or enlargement or any change whatsoever.

DECLARATION OF TRUST

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.,

    as Collateral Agent and Securities Registrar

100 Ashford Center North

Suite 520

Atlanta, Georgia 30338

Attention: Corporate Trust Department

Re:	Stripped PPS and Capital PPS of SunTrust Preferred Capital I

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of October •, 2006, of SunTrust Preferred Capital I (the “Declaration of Trust”), among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03(a) of the Collateral Agreement that the Holder:

(i) is transferring $              Liquidation Amount of Stripped PPS and Capital PPS in connection with an Exchange of such Stripped PPS and Capital PPS for a Like Amount of Normal PPS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Normal PPS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DECLARATION OF TRUST

FORM OF NOTICE OF CONTINGENT DISPOSITION ELECTION

The Bank of New York Trust Company, N.A.,

    as Collateral Agent and Securities Registrar

100 Ashford Center North

Suite 520

Atlanta, Georgia 30338

Attention: Corporate Trust Department

Re:	Normal PPS of SunTrust Preferred Capital I

The undersigned Holder hereby notifies you pursuant to Section 5.14(f) of the Amended and Restated Declaration of Trust, dated as of October •, 2006, of SunTrust Preferred Capital I (the “Declaration of Trust”), among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.03 of the Collateral Agreement, that the Holder:

(i) is transferring                      Capital PPS to the Securities Registrar, and

(ii) hereby requests the payment to the Holder, if the upcoming Remarketing is Successful, of an amount in cash for each such Capital PPS equal to the proceeds of the sale of $1,000 principal amount of Notes, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded.

All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Capital PPS evidenced by this Global Certificate	Amount of decrease in Number of Capital PPS evidenced by this Global Certificate	Number of Capital PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

DECLARATION OF TRUST

EXHIBIT C

(FORM OF TRUST COMMON SECURITIES CERTIFICATE)

TO THE FULLEST EXTENT PERMITTED BY LAW, OTHER THAN A TRANSFER IN CONNECTION WITH A CONSOLIDATION OR MERGER OF SUNTRUST BANKS, INC. INTO ANOTHER PERSON, OR ANY CONVEYANCE, TRANSFER OR LEASE BY SUNTRUST BANKS, INC. OF ITS PROPERTIES AND ASSETS SUBSTANTIALLY AS AN ENTIRETY TO ANY PERSON PURSUANT TO SECTION 8.1 OF THE JUNIOR SUBORDINATED INDENTURE, DATED AS OF OCTOBER •, 2006, BETWEEN SUNTRUST BANKS, INC. AND U.S. BANK NATIONAL ASSOCIATION, AS AMENDED AND SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE, DATED AS OF OCTOBER •, 2006, BETWEEN SUNTRUST BANKS, INC. AND U.S. BANK NATIONAL ASSOCIATION, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, ANY ATTEMPTED TRANSFER OF THE COMMON TRUST SECURITIES EVIDENCED HEREBY OTHER THAN TO A DIRECT OR INDIRECT SUBSIDIARY OF SUNTRUST BANKS, INC. SHALL BE VOID.

1,000 TRUST COMMON SECURITIES

This Trust Common Securities Certificate certifies that {                    } is the registered Holder of 1,000 Common Trust Securities. Each Common Trust Security represents a beneficial interest in SunTrust Preferred Capital I (the ”Issuer Trust”), having a Liquidation Amount of $1,000. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Trust Securities are set forth in, and this certificate and the Common Trust Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of October •, 2006, as the same may be amended and restated from time to time (the “Declaration of Trust”), including the designation of the terms of the Common Trust Securities as set forth therein. All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Common Trust Securities Certificate.

SunTrust Preferred Capital I, acting through one of its Administrative Trustees

By:
Name:

Date:

C-1

DECLARATION OF TRUST

EXHIBIT D

(FORM OF FACE OF NORMAL PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION OF TRUST HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE ”DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Normal PPS:
CUSIP No.

SUNTRUST PREFERRED CAPITAL I

NORMAL PPS

This Normal PPS Certificate certifies that {            } is the registered Holder of the number of Normal PPS set forth above {for inclusion in Global Certificates only - or such other number of Normal PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Normal PPS represents a beneficial interest in SunTrust Preferred Capital I (the ”Issuer Trust”), having a Liquidation Amount of $1,000. The Normal PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Normal PPS are set forth in, and this certificate and the Normal PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of October •, 2006, as the same may be amended and restated from time to time (the “Declaration of Trust”), including the designation of the terms of the Normal PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and U.S. Bank National Association, as Guarantee Trustee, dated as of October •, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein.

Section 5.13(b) of the Declaration of Trust provides for the procedures pursuant to which Holders of Normal PPS may exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS and Section 5.14(d) of the Declaration of Trust provides for the procedures pursuant to which

DECLARATION OF TRUST

Holders of Normal PPS may elect to exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS in the event a Remarketing is Successful. The forms of Stripping Notice and Request and Notice of Contingent Exchange Election required to be delivered in connection therewith are printed on the reverse hereof.

A copy of each of the Declaration of Trust and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Normal PPS Certificate.

SunTrust Preferred Capital I, acting through one of its Administrative Trustees

By:
Name:

Date:

DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian (cust)(minor) Under Uniform Gifts to Minors Act of ------------------------------------

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Normal PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney             , to transfer said Normal PPS Certificates on the books of SunTrust Preferred Capital I, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the

face of the within Normal PPS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

DECLARATION OF TRUST

FORM OF STRIPPING NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.,

    as Collateral Agent and Securities Registrar

100 Ashford Center North

Suite 520

Atlanta, Georgia 30338

Attention: Corporate Trust Department

Re: Normal PPS of SunTrust Preferred Capital I

The undersigned Holder hereby notifies you pursuant to Section 5.13(b) of the Amended and Restated Declaration of Trust, dated as of October •, 2006, of SunTrust Preferred Capital I (the “Declaration of Trust”), among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.02 of the Collateral Agreement, that the Holder:

(iii) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(iv) is transferring the related Normal PPS to the Securities Registrar in connection with an Exchange of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and

(v) hereby requests the delivery to the Holder of such Stripped PPS and Capital PPS.

All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DECLARATION OF TRUST

FORM OF NOTICE OF CONTINGENT EXCHANGE ELECTION

The Bank of New York Trust Company, N.A.,

    as Collateral Agent and Securities Registrar

100 Ashford Center North

Suite 520

Atlanta, Georgia 30338

Attention: Corporate Trust Department

Re: Normal PPS of SunTrust Preferred Capital I

The undersigned Holder hereby notifies you pursuant to Section 5.14(d) of the Amended and Restated Declaration of Trust, dated as of October •, 2006, of SunTrust Preferred Capital I (the “Declaration of Trust”), among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.02 of the Collateral Agreement, that the Holder:

(vi) is depositing the appropriate Qualifying Treasury Securities with The Bank of New York Trust Company, N.A., as Collateral Agent, for deposit in the Collateral Account,

(vii) is transferring the related Normal PPS to the Securities Registrar in connection with a Contingent Exchange Election of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and

(viii) hereby requests the delivery to the Holder of such Stripped PPS and Capital PPS if the upcoming Remarketing is Successful, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded and the Collateral Agent shall return such Qualifying Treasury Securities to the Holder promptly after the Remarketing.

All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Normal PPS evidenced by this Global Certificate	Amount of decrease in Number of Normal PPS evidenced by this Global Certificate	Number of Normal PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

DECLARATION OF TRUST

EXHIBIT E

(FORM OF FACE OF STRIPPED PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION OF TRUST HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE ”DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Stripped PPS:
CUSIP No.

SUNTRUST PREFERRED CAPITAL I

STRIPPED PPS

This Stripped PPS Certificate certifies that {                        } is the registered Holder of the number of Stripped PPS set forth above {for inclusion in Global Certificates only - or such other number of Stripped PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Stripped PPS represents a beneficial interest in SunTrust Preferred Capital I (the ”Issuer Trust”), having a Liquidation Amount of $1,000. The Stripped PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Stripped PPS are set forth in, and this certificate and the Stripped PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of October •, 2006, as the same may be amended and restated from time to time (the “Declaration of Trust”), including the designation of the terms of the Stripped PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Sponsor and U.S. Bank National Association, as Guarantee Trustee, dated as of October •, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein.

Section 5.13(d) of the Declaration of Trust provides for the procedures pursuant to which Holders of Capital PPS and Stripped PPS may exchange them for Normal PPS and Qualifying Treasury Securities. The form of Recombination Notice required to be delivered in connection therewith is printed on the reverse hereof.

A copy of each of the Declaration of Trust and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Stripped PPS Certificate.

SunTrust Preferred Capital I, acting through one of its Administrative Trustees

By:
Name:

Date:

DECLARATION OF TRUST

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	_________________Custodian ______________(cust)(minor) Under Uniform Gifts to Minors Act of ------------------------------------

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D.

or other Identifying Number of Assignee)

(Please print or type name and address including Postal Zip Code of Assignee)

the within Stripped PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                     , to transfer said Stripped PPS Certificates on the books of SunTrust Preferred Capital I, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped PPS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

DECLARATION OF TRUST

FORM OF RECOMBINATION NOTICE AND REQUEST

The Bank of New York Trust Company, N.A.,

    as Collateral Agent and Securities Registrar

100 Ashford Center North

Suite 520

Atlanta, Georgia 30338

Attention: Corporate Trust Department

Re: Stripped PPS and Capital PPS of SunTrust Preferred Capital I

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Declaration of Trust, dated as of October •, 2006, of SunTrust Preferred Capital I (the “Declaration of Trust”), among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03 of the Collateral Agreement, that the Holder:

(ix) is transferring $             Liquidation Amount of Stripped PPS and Capital PPS in connection with an Exchange of such Stripped PPS and Capital PPS for a Like Amount of Normal PPS and Qualifying Treasury Securities,

(x) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and

(xi) hereby requests the delivery to the Holder of such Normal PPS of a Like Amount.

All capitalized terms used herein that are defined in the Declaration of Trust have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DECLARATION OF TRUST

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Stripped PPS evidenced by this Global Certificate	Amount of decrease in Number of Stripped PPS evidenced by this Global Certificate	Number of Stripped PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

E-4

DECLARATION OF TRUST